                                    EXHIBIT A

                             SUBSCRIPTION AGREEMENT

Ladies and Gentlemen:

           1. PURCHASE. Subject to the terms and conditions hereof, the undersigned hereby irrevocably subscribes to purchase 333,334 (333,334) shares of 6% Series B Convertible Preferred Stock (the "Shares" of "Securities") of RoomSystems, Inc., a Nevada corporation (the "Company") at a price of $3.00 per Share, for an aggregate purchase price of One Million dollars ($1,000,000). All dividends on the Shares are payable in the form of common stock ("Common Stock"). The Shares are automatically convertible into Common Stock of the Company upon the closing of the Company's initial public offering at the lesser of (i) $3.00 per share or (ii) 50% of the initial public offering price per share; provided, however, in the event the Company does not close its initial public offering by June 30, 2000, each Share shall automatically convert into
1.5 Shares of Common Stock on July 1, 2000.

         The undersigned understands that the Securities will not be registered or qualified under any federal or state securities laws in reliance upon exemptions therefrom. The undersigned acknowledges and agrees that in order to ensure that the offer and sale of the Securities are exempt from registration or qualification, the Company will rely on the covenants, representations and warranties which the undersigned has made in this Subscription Agreement (the "Agreement"), the Confidential Investor Questionnaire attached as Section C to these Subscription Documents, the Offering Materials (as defined below) and related documentation. Accordingly, the undersigned makes the following covenants, representations and warranties for the purpose of inducing the Company to permit the undersigned to acquire the Securities for which the undersigned hereby subscribes.

         The undersigned acknowledges that the Company reserves the right to accept or reject any subscription in its sole discretion, in whole or in part.

           2. REVIEW OF OFFERING MATERIALS. By execution of this Agreement, the undersigned acknowledges having read, understood and agreed to each and every provision contained herein and in (i) the Confidential Private Placement Memorandum (the "Memorandum"); (ii) the Risk Factors section included in the Memorandum; and (iii) the definition of an "Accredited Investor" under the Act, attached hereto as Exhibit "1" (all collectively referred to herein as the "Offering Materials"). All Offering Materials and exhibits thereto are hereby incorporated in full in this Agreement by this reference.

           3. REPRESENTATIONS, WARRANTIES AND COVENANTS. The undersigned hereby makes the following representations and warranties to the Company:

                  3.1 The undersigned hereby represents and warrants that they are an "Accredited Investor" as defined in Regulation D promulgated under the Act and set forth on Exhibit "1" hereto. The specific category or categories of Accredited Investor applicable to the undersigned are as follows:

(PLEASE INITIAL APPLICABLE BLANKS)

A. _________ I am a natural person and have a net worth, either alone or with my spouse, in excess of $1,000,000.

B. _________ I am a natural person and had individual income in excess of $200,000 (or joint income in excess of $300,000 including income of my spouse) during each of the previous two calendar years and expect to have individual income in excess of such amount during the current calendar year.

C. _________ The undersigned is an authorized signatory for a partnership, trust, corporation or other entity with a net worth of more than $5,000,000, or of which all the equity owners are Accredited Investors.

D. _________ The Securities are being purchased through an employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974 ("ERISA") that either (i) has its investment decisions made by a plan fiduciary, as defined in Section 3(21) of ERISA, which is a bank, savings and loan association, insurance company or a registered investment advisor, (ii) has total assets in excess of $5,000,000 or (iii) if a self-directed plan, with its investment decisions made solely by Accredited Investors as described herein (please check either A, B or C above with respect to Accredited Investors making investment decisions for self-directed plans). The name and description of the employee benefit plan are as follows: __________________________________________

________________________________________________________________________________

________________________________________________________________________________

E. _________ The undersigned is a director and/or executive officer of the Company.

                  3.2      Intentionally left blank.

                  3.3 The undersigned has received all the Offering Materials and has carefully reviewed each and every provision of the Offering Materials.

                  3.4 The undersigned has had a reasonable opportunity to ask questions of and receive answers from the Company and all such questions have been answered to the full satisfaction of the undersigned. No oral representations have been made or oral information furnished to the undersigned, in connection with the offering of the Securities which was in any way inconsistent with any information contained in the Offering Materials.

                  3.5 The undersigned recognizes that an investment in the Securities involves special risks, including those in the "Risk Factors" set forth in the Memorandum and incorporated herein by this reference.

                  3.6 The undersigned is acquiring the Securities solely for the undersigned's own account, or for one or more fiduciary accounts for which the undersigned has sole investment discretion. The undersigned is acquiring such Securities without a view to, and not for resale in connection with, a distribution of the Securities within the meaning of the Act. The undersigned hereby covenants and agrees that the undersigned shall not sell any of the Securities in violation of the Act.

                  3.7 The undersigned is not relying on the Company or the information in the Offering A-2

Materials for advice with respect to tax considerations, the suitability of their investment in the Company or legal or economic considerations.

                  3.8 The undersigned understands that the Securities have not been registered under the Act or qualified under the securities laws of any states and therefore cannot be transferred, resold, pledged, hypothecated, assigned or otherwise disposed of unless such Securities are subsequently registered or qualified under the Act and under applicable state securities laws, or an exemption from registration and/or qualification is available. The undersigned will not sell or otherwise transfer the Securities without registration under the Act or pursuant to an exemption therefrom, and the undersigned understands and agrees that the Company is not obligated to register or qualify the Shares or to assist the undersigned in complying with any exemption from such registration or qualification.

                  3.9 If the undersigned is a corporation, partnership, trust or other entity, the undersigned represents and warrants that the signatory hereto is authorized and qualified to become a Share Holder in the Company; and such entity and the undersigned signatory hereto for such Share Holder further represents and warrants that such signatory has been duly authorized by the prospective Share Holder to execute this Agreement.

                  3.10 If the prospective Share Holder is an employee benefit plan (a "Plan"), the person signing this Agreement on behalf of such Plan represents and warrants that (i) he or she is a fiduciary of the Plan, (ii) he or she understands the investment objectives, strategies and policies of the Company, (iii) he or she acknowledges that he or she is aware of the provision of Section 404 of ERISA relating to the requirements for investment and diversification of assets of ERISA-governed Plans, (iv) he or she has given appropriate consideration to such Plan's investment in the Company and has determined that such investment furthers the purposes of such Plan and (v) he or she has determined that, taking into account other investments in such Plan's portfolio, the Plan's investment in the Company is consistent with the requirements of Section 404 and other provisions of ERISA and is consistent with such Plan's cash flow requirements and funding objectives.

                  3.11 The undersigned understands the Company is closely held and that there is no public market for resale of the Shares. The undersigned understands that it is possible that no market will ever develop. As a consequence, the undersigned understands that the undersigned may not be able to liquidate the undersigned's investment in the Securities, even in the event of an emergency. The undersigned also understands that, for the foregoing reasons, the Securities may not be readily accepted as collateral for a loan.

                  3.12 The undersigned further certifies and acknowledges as follows:

                         (a) The undersigned has adequate means of providing for
the undersigned's current needs and possible personal or other contingencies, and the undersigned has no need for liquidity of the undersigned's investment in the Securities;

                         (b) The undersigned has a net worth sufficient to bear
the economic risk of losing the undersigned's entire investment in the Securities;

                         (c) Each and every representation set forth herein is
true and correct; and

                         (d) The undersigned does not have an overall commitment
to non-readily


marketable investments which is disproportionate to the undersigned's net worth and the investment subscribed for herein will not cause such overall commitment to become excessive.

                  3.13 The address set forth below is the undersigned's true and correct residence and/or principal place of business, and the undersigned has no present intention of becoming a resident of any other state or jurisdiction.

                  3.14 The undersigned acknowledges and is aware that the Securities are speculative investments which involve a high degree of risk of loss by the undersigned of his, her or its entire investment in the Company.

                  3.15 It has never been guaranteed or warranted to the undersigned by the Company or by any other person, expressly or by implication, that:

                         (a) The undersigned will be required to remain an owner
of Securities any approximate or exact length of time;

                         (b) The undersigned will receive any approximate or
exact amount of return or other type of consideration, profit or loss as a result of an investment in the Securities; or

                         (c) The past performance or experience on the part of
the Company, any director, officer or any affiliate thereof, will in any way indicate or predict future operating results of the Company or the overall success of the Company.

                  3.16 The undersigned understands that the Company is soliciting only "Accredited Investors" with respect to the sale of the Securities. The undersigned has not and will not, except at the express written request of the Company, permit any person, other than the undersigned's spouse, attorney or accountant to review any documents which have been presented in connection with the sale of Securities.

                  3.17 If the undersigned is more than one person, the obligations of the undersigned shall be joint and several, and the representations and warranties herein contained shall be deemed to be made by and be binding upon such person, and ownership of the Securities subscribed for by the undersigned shall be as set forth on the signature page attached hereto.

                  3.18 If there should be any adverse change in the representations and information set forth herein prior to the Company's acceptance or rejection of this subscription, the undersigned will immediately notify the Company of such change in writing.

                  3.19 The undersigned realizes that this Agreement does not constitute an offer by the Company to sell Securities, but is merely a request for information. The undersigned understands that the Company reserves the right to reject subscriptions in whole or in part.

                  3.20 At the request of the Company, the undersigned will promptly execute such other instruments or documents as may be reasonably required in connection with the purchase of the Securities. The undersigned hereby agrees that the representations and warranties set forth in this Agreement shall be binding upon the heirs, executors, administrators, successors and assigns of the undersigned, but this subscription is not voluntarily transferable or assignable by the undersigned. This Agreement shall be governed by and construed in accordance with the internal laws of the State of Nevada.


                  3.21 The undersigned acknowledges and agrees that all representations, warranties and covenants made by the undersigned to the Company in this Agreement shall survive the issuance of their Securities. The undersigned agrees to protect, defend, indemnify and hold harmless the Company from all losses, costs, expenses (including, without limitation, reasonable attorney's fees and expenses) or liabilities for any breach of the undersigned's representations, warranties or covenants.

                  3.22 The undersigned acknowledges and agrees that the Shares will bear a legend restricting transferability, in substantially the form as follows, and agrees to comply in all respects with the terms of such legend:

"THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF A REGISTRATION STATEMENT IN EFFECT WITH RESPECT TO THE SECURITIES UNDER SUCH ACT OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED OR UNLESS SOLD PURSUANT TO RULE 144 OF SUCH ACT."

                  3.23 The undersigned agrees and acknowledges that the undersigned is solely responsible for the undersigned's "due diligence" investigation of the Company.

           4. ACCEPTANCE. This subscription is subject to final acceptance by the Company, to be evidenced by the signature of an officer of the Company to this Agreement as set forth on Signature Page No. 2 to this Agreement.

           5. SUBSCRIPTION PROCEDURE. Each investor who wishes to purchase Securities must complete, execute, acknowledge and deliver to the Company this Agreement. The price for the Securities is to be paid by check made payable to "RoomSystems, Inc. Escrow 152032." Any checks received that are not made payable as described above shall be returned to the appropriate Investor. The agreement to subscribe evidenced by the execution of this Agreement will not be revocable by the investor, and unless the subscription is rejected by the Company, the investor will become an equity holder of the Company. The Company reserves the right to reject or refuse any subscription for any reason whatsoever. As a condition to closing, the undersigned further agrees to execute and deliver a Confidential Investor Questionnaire.

           6. PAYMENT OF DIVIDENDS. All investors in the Offering who desire to have his, her or its cash dividend payment (if applicable) forwarded to an account of his, her or its choice, shall provide the specifics of such account below:

                  A.   Name of Investment or Commercial Bank ___________________
                  B.   Address _________________________________________________
                  C.   Name of Account _________________________________________
                  D.   Account Number___________________________________________
                  E.   Custodian or Broker Overseeing Account___________________
                  F.   Phone Number of Custodian or Broker______________________


         7. REGISTERED NAME FOR THE SHARES. The certificate(s) representing the Shares should be registered in the following name(s) and denomination(s):

                           NAME                         NUMBER OF SHARES

         ASH Capital, LLC                                    333,334
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------











            [THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK]

SIGNATURE FOR INDIVIDUAL INVESTOR:

IN WITNESS WHEREOF, the undersigned has executed this Subscription Agreement as of this ______ day of ________________, 1999.


-------------------------------------------------------------
(Signature)

-------------------------------------------------------------
(Print Name)

-------------------------------------------------------------

Address:
         ----------------------------------------------------

-------------------------------------------------------------

-------------------------------------------------------------
(U.S. Taxpayer Identification Number)


-------------------------------------------------------------
(Signature of Spouse, If Applicable)

-------------------------------------------------------------
(Print Name of Spouse, If Applicable)

-------------------------------------------------------------

Address:
         ----------------------------------------------------

-------------------------------------------------------------

-------------------------------------------------------------
(U.S. Taxpayer Identification Number)

IF JOINT OWNERSHIP, CHECK ONE:


                       _________        Husband and Wife, as Community Property

                       _________        Joint Tenants with Right of Survivorship

                       _________        Tenants-in-Common

Share: The address given above must be the residence address of the investor. Post office boxes and other addresses will not be accepted.

                [SIGNATURE PAGE NO. 1 TO SUBSCRIPTION AGREEMENT]

SIGNATURE FOR PARTNERSHIP, TRUST, LLC, CORPORATION OR OTHER ENTITY:

IN WITNESS WHEREOF, the undersigned has executed this Subscription Agreement as of this 19th day of August, 1999.


Ash Capital, LLC
--------------------------------------------------------------------------
(Print Name of Share Holder)/

/s/ James C. Savas
--------------------------------------------------------------------------
(Signature)

James C. Savas
--------------------------------------------------------------------------
(Print Name of Person Signing)

Manager
--------------------------------------------------------------------------
(Title)

Limited Liability Company
--------------------------------------------------------------------------
(Print Type of Entity and Jurisdiction)

--------------------------------------------------------------------------
(U.S. Taxpayer Identification Number)


ACCEPTANCE:

         The subscription of the above-named investor is hereby accepted by the Company as of this 19th day of August, 1999.

RoomSystems, Inc.,
a Nevada corporation


         /s/ Steven L. Sunyich
--------------------------------------------------------------------------
         Steven L. Sunyich
         Chief Executive Officer




                [SIGNATURE PAGE NO. 2 TO SUBSCRIPTION AGREEMENT]

                                    EXHIBIT B

                           CERTIFICATE OF DESIGNATION
                     PREFERENCES, RIGHTS AND LIMITATIONS OF
                           SERIES B PREFERRED STOCK OF
                                ROOMSYSTEMS, INC.


         RoomSystems, Inc. (the "CORPORATION"), a corporation organized and existing under the laws of the State of Nevada, does hereby certify that:

         Pursuant to authority vested in the Board of Directors (the "BOARD") by
Article IV of the Corporation's Certificate of Incorporation, as amended, the Board has duly adopted the following recitals and resolutions:

         WHEREAS, this corporation is authorized by its Certificate of Incorporation, as amended, to issue 5,000,000 shares of Preferred Stock, issuable from time to time in one or more series; and

         WHEREAS, this Board is authorized to determine the rights, preferences, privileges, and restrictions granted to or imposed upon any such series, to fix the number of shares constituting such series, and to determine the designation thereof, or any of them; and

         WHEREAS, the Board desires, pursuant to its authority as aforesaid, to issue and to determine and fix the rights, preferences, privileges and restrictions relating to the second series of said Preferred Stock, and the number of shares constituting and the designation of said series;

         NOW, THEREFORE, BE IT RESOLVED, that the Board hereby fixes and determines the designation of, the number of shares constituting, and the rights, preferences, privileges and restrictions relating to the second series of Preferred Stock, as follows:

         1. DESIGNATION. The series of Preferred Stock provided for by this resolution shall be designated "6% Series B Convertible Preferred Stock" (hereafter referred to as "SERIES B STOCK").

         2. AUTHORIZATION. The number of authorized shares constituting the Series B Stock shall be 3,000,000 shares.

         3. RANK. The Series B Stock shall, with respect to dividend rights, rights on redemption, rights on conversion and rights on liquidation, winding up and dissolution, rank senior to all common stock, warrants and options to purchase Common Stock established by the Board or the Stockholders (all of such equity securities of the Corporation to which the Series B Stock ranks senior are collectively referred to herein as "JUNIOR Stock"). Series B Stock shall rank with Series A Preferred Stock on a pari passu basis.


         4. DIVIDENDS. The holders of Series B Stock are entitled to an annual cumulative dividend of six percent (6%), payable in the form of Common Stock based upon the Conversion Price, defined hereinafter, and subject to the Corporation's ability to pay such dividends as limited by Nevada law.

         5. LIQUIDATION PREFERENCE. In the event of a voluntary or involuntary liquidation, dissolution or winding up of the Corporation, the holders of Series B Stock shall be entitled to receive, out of the assets of the Corporation, whether those assets are capital or surplus of any nature, an amount equal to $10.00 per share of Series B Stock, plus all accrued and unpaid dividends on the date of that distribution, and no more, before any payment shall be made or any assets distributed to the holders of Junior Stock, and the remaining assets shall be distributed ratably to the holders of Junior Stock. If upon liquidation, dissolution, or winding up of the Corporation the assets thus distributed among the holders of Series B Stock shall be insufficient to permit the payment to those stockholders of the full preferential amounts, then the entire assets of the Corporation to be distributed shall be distributed ratably among the holders of Series B Stock.

         A consolidation or merger of the Corporation with or into any other corporation or corporations, or a sale of all or substantially all of the assets of the Corporation, shall not be deemed to be a liquidation, dissolution or winding up, within the meaning of this paragraph.

         6. VOTING RIGHTS. Only shares of the Corporation's common stock shall entitle the holder thereof to vote on matters requiring approval of the stockholders of the Corporation. Series B Stock shall not, except as otherwise may be provided by law or except as such matters affecting the rights of the Series B Stock holders, be entitled to vote on the election of directors or any other matter. Notwithstanding the foregoing, if the Corporation has not completed an Initial Public Offering ("IPO") on or before September 28, 2000 (the "EFFECTIVE VOTING DATE"), holders of the Series B Stock shall be accorded voting rights. Each share of Series B Stock shall be entitled to one (1) vote after the Effective Voting Date.

         7. CONVERSION RIGHTS.

                  (a) Each holder of Series B Stock shall automatically, following the earlier of (i) the effective date of the Corporation's IPO, if the same is completed on or before September 28, 2000, upon surrender of the certificates therefor, convert all of such holder's Series B Stock into fully paid and non-assessable shares of Common Stock (the "COMMON STOCK") of the Corporation, at the rate of the lesser of $3.00 per share or fifty percent (50%) of the IPO price per share (the "CONVERSION PRICE"); or in other words, the Series B Stock shall be converted into Common Stock on a 1:1 basis, provided that the IPO price (the "IPO PRICE") is $6 per share. If the IPO Price is less than $6 per share, the conversion rate shall be $6 divided by the IPO Price. However, if the Corporation has filed a registration for an IPO by March 31, 2000, but the same is not completed by June 30, 2000, because of conditions or circumstances outside the control of the Corporation, then the Corporation shall have an additional ninety (90) days to complete its IPO. If the IPO is not completed by September 28, 2000, each holder of Series B Stock shall have the option to convert such shares to


Common Stock or remain a Series B Stock holder. At any time after September 28, 2000, if the Corporation has not completed its IPO, the conversion of each share of Series B Stock shall be converted into one and one half (1.5) shares of the Corporation's Common Stock, irrespective of the time such post September 28, 2000 conversion.

         The conversion of Series B Stock described herein, whether it is automatic or elective shall be exercised by surrendering for such purpose to the Corporation, at any place where the Corporation shall maintain a transfer agent for its Common Stock or Series B Stock, certificates representing the shares to be converted, duly endorsed in blank or accompanied by proper instruments of transfer, and at the time of such surrender, the person exercising such option to convert shall be deemed to be the holder of record of Common Stock issuable on such conversion, notwithstanding that the share register of the Corporation shall then be closed.

                  (b) The number of shares of Common Stock into which Series B Stock may be converted shall be subject to adjustment from time to time in certain cases as follows:

                         (i) The Corporation shall be entitled to make such
further adjustments as it considers advisable in order that any event treated for federal income tax purposes as a dividend or other distribution of stock or stock rights will not be taxable, so far as practicable, to the recipient of such dividends or distributions.

                  (c) Whenever the amount of Common Stock deliverable upon the conversion of Series B Stock shall be adjusted pursuant to the provisions hereof, the Corporation shall forthwith file, at its principal executive office and with any transfer agent or agents for Series B Stock and for its Common Stock, a statement stating the adjusted amount of its Common Stock or other securities deliverable per Series B Stock and setting forth in reasonable detail the method of calculation and the facts requiring such adjustment and upon which such calculation is based. Each adjustment shall remain in effect until a subsequent adjustment hereunder is required.

                  (d) The Corporation shall at all times reserve and keep available, out of its authorized but unissued shares of Common Stock, the full number of shares of Common Stock deliverable upon the conversion of all the then outstanding shares of Series B Stock and shall take all such action and obtain all such permits or orders as may be necessary to enable the Corporation lawfully to issue such shares of Common Stock upon the conversion of shares of Series B Stock.

         (e) No fractional shares of Common Stock shall be issued upon conversion of Series B Stock. In lieu of any fractional shares to which the holder would otherwise be entitled, the Corporation shall pay cash equal to the product of such fraction multiplied by the fair market value of one share of the Corporation's Common Stock on the date of conversion, as determined in good faith by the Board.

         8. EXCLUSION OF OTHER RIGHTS. Except as herein provided or as may otherwise be required by law, the shares of Series B Stock shall not have any preferences or relative, participating, optional or other special rights other than those specifically set forth in this resolution and in the Certificate of Incorporation, as amended from time to time, of the Corporation.


         IN WITNESS WHEREOF, RoomSystems, Inc. has caused this Certificate of Designation to be signed by its President and Secretary this 24th day of August, 1999.



                                 ROOMSYSTEM, INC.


                                 /s/ Steven L. Sunyich
                                 ------------------------------
                                 STEVEN L. SUNYICH
                                 CHIEF EXECUTIVE OFFICER, PRESIDENT

                                    EXHIBIT C

                            INDEMNIFICATION AGREEMENT



               See Exhibit 10.07 to Form SB-2 filed April 14, 2000

                                    EXHIBIT D

               ROOMSYSTEMS, INC. SHAREHOLDERS' AGREEMENT AND PROXY



               See Exhibit 10.08 to Form SB-2 filed April 14, 2000

                                   EXHIBIT E-1

                                ROOMSYSTEMS, INC.

                         OPTION TO PURCHASE COMMON STOCK



NEITHER THIS OPTION NOR THE UNDERLYING COMMON SHARES HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. THE CORPORATION WILL NOT TRANSFER THIS OPTION OR THE UNDERLYING COMMON SHARES UNLESS (i) THERE IS AN EFFECTIVE REGISTRATION COVERING SUCH OPTION OR SUCH SHARES, AS THE CASE MAY BE, UNDER THE SECURITIES ACT OF 1933 AND APPLICABLE STATES SECURITIES LAWS, (ii) IT FIRST RECEIVES A LETTER FROM AN ATTORNEY, ACCEPTABLE TO THE BOARD OF DIRECTORS OR ITS AGENTS, STATING THAT IN THE OPINION OF THE ATTORNEY THE PROPOSED TRANSFER IS EXEMPT FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933 AND UNDER ALL APPLICABLE STATE SECURITIES LAWS, OR (iii) THE TRANSFER IS MADE PURSUANT TO RULE 144 UNDER THE SECURITIES ACT OF 1933.

                        OPTION TO PURCHASE COMMON SHARES


                                       OF


                                ROOMSYSTEMS, INC.


         THIS IS TO CERTIFY THAT, FOR VALUE RECEIVED, Ash Capital, LLC or its assigns ("OPTIONEE") are together entitled to purchase, subject to the provisions of this Option, from RoomSystems, Inc., a Nevada corporation ("CORPORATION"), at a price per Share described more particularly on Exhibit "A," attached hereto and incorporated herein by reference, up to Ninety-three Thousand Seven Hundred Fifty (93,750) common shares of the Corporation (the "SHARES") at any time during the period commencing October 1, 1999 and terminating at 5:00 p.m., St. George, Utah, two (2) years subsequent to the declaration of effectiveness of the Corporation's registration statement for an "Initial Public Offering" ("IPO"). The Shares deliverable upon the exercise of this Option are hereinafter sometimes referred to as the "UNDERLYING SHARES" and the exercise price of this Option to purchase one Share is hereinafter sometimes referred to as the "EXERCISE PRICE." The Shares deliverable upon the exercise of the Options are hereinafter sometimes referred to as the "OPTION SHARES."

         1. EXERCISE OF OPTION. Subject to the provisions hereof, this Option may be exercised as described herein, during the period commencing October 1, 1999 and terminating at 5:00 p.m., St. George, Utah, two (2) years subsequent to the declaration of effectiveness of the Corporation's registration statement for an IPO, by presentation and surrender hereof to the Corporation at its principal office, or at the office of its stock transfer agent, if any, with the purchase form annexed hereto as Exhibit B, duly executed and accompanied by payment of the Exercise Price for the number of shares specified in such form. Upon receipt by the Corporation of this Option at its principal office, or by the stock transfer agent of the Corporation, if any, at its office, in proper form for exercise, the Optionee shall be deemed to be the holder of record of the Option Shares issuable upon such exercise, notwithstanding that the shares transfer books of the Corporation shall then be closed or that certificates representing such Option Shares shall not then be actually delivered to the Optionee.

         2. RESERVATION AND STATUS OF SHARES. The Corporation hereby agrees that at all times there shall be reserved for issuance and delivery upon exercise of this Option such number of its common shares as shall be required for issuance and delivery upon exercise of this Option, and that such shares, when issued in accordance with the terms of this Option, shall be validly issued, fully paid, and non-assessable.

               (a) FRACTIONAL SHARES. Fractional Shares or script representing fractional Shares may be issued upon the exercise of this Option.


               (b) ASSIGNMENT, EXCHANGE, OR LOSS OF OPTION.

         Subject to the restrictions appearing at the start of this Option, upon presentation and surrender of this Option to the Corporation at its principal office or at the office of its stock transfer agent, if any, with an assignment duly executed and funds sufficient to pay, any transfer tax, the Corporation shall, without charge, execute and deliver a new Option in the name of the assignee named in such instrument of assignment and this Option shall promptly be canceled.

         This Option is exchangeable, without expense, at the option of the Optionee, upon presentation and surrender hereof to the Corporation at its principal office, or at the office of its stock transfer agent, if any, for other Options of different denominations entitling the Optionee to purchase, in the aggregate, the same number of Shares purchasable hereunder.

         Upon receipt by the Corporation of evidence satisfactory to it of the loss, theft, destruction, or mutilation of this Option, and (in the case of loss, theft, or destruction) of reasonably satisfactory indemnification, and (in the case of mutilation) upon surrender and cancellation of this Option, the Corporation will execute and deliver a new Option, which shall constitute an additional contractual obligation on the part of the Corporation, whether or not this Option so lost, stolen, destroyed, or mutilated shall be at any time enforceable by anyone.

           3. RIGHTS OF THE OPTIONEE. Except as provided in the last sentence of
Section 1, the Optionee shall not, by virtue hereof, be entitled to any rights of a shareholder in the Corporation, either at law or equity. The rights of the Optionee are limited to those expressed in this Option and are not enforceable against the Corporation except to the extent set forth herein.

           4. OFFICER'S CERTIFICATE. Whenever the number or kind of securities purchasable upon the exercise of this Option or the Exercise Price shall be adjusted as required by the provisions of this option agreement, the Corporation shall forthwith file with its Secretary or Assistant Secretary at its principal office and with its stock transfer agent, if any, an officer's certificate showing the adjusted number of kind of securities purchasable upon exercise of this Option and the adjusted Exercise Price determined as herein provided and setting forth in reasonable detail such facts as shall be necessary to show the reason for and the manner of computing such adjustments. Each such officer's certificate shall be made available at all reasonable times for inspection by the Optionee and the Corporation shall, forthwith after each such adjustment, mail by certified mail a copy of such certificate to the Optionee.

           5. ADJUSTMENT TO NUMBER OF SHARES OF COMMON STOCK:

           (a) In the event that a share dividend shall be declared upon the common stock of the Corporation, the number of shares of Common Stock then subject to this Option shall be adjusted by adding to each such share the number of shares which would be distributable in respect thereof if such Common Stock had been outstanding on the date fixed for determining the shareholders of the Corporation entitled to receive such share dividend.

           (b) In the event that the outstanding shares of the Corporation shall be changed into or exchanged for a different number or kind of shares or other securities of the Corporation or of another corporation, whether through reorganization, recapitalization, split-up, combination of shares, merger, consolidation, or otherwise, then there shall be substituted for each share of Common Stock subject to this Option the number and kind of shares or other securities into which each outstanding share of the Corporation shall have been so changed or for which each such share shall have been exchanged. Under no circumstances shall any such reorganization, recapitalization, split-up, combination of shares, merger, consolidation, or other exchange be accomplished without a comparable share option being substituted pursuant to the foregoing.

         (c) In the event there shall be any change, other than as specified elsewhere in this paragraph, in the number of kind of outstanding shares or of any shares or other securities into which such shares shall have been changed or for which they shall have been exchanged, then the board of directors of the Corporation shall, in its sole discretion, determine whether such change equitable requires an adjustment in the number or kind of Common Stock to be issued on the exercise of this Option. Such adjustment shall be made by the Corporation's board of directors and shall be binding and effective for all purposes of this Option.

         (d) In the case of any such substitution or adjustment as provided for in this paragraph, the option price set forth in this Option for each share of Common Stock covered hereby prior to such substitution or adjustment shall be the option price for all shares or other securities which shall have been substituted for such Common Stock or to which such Common Stock shall have been adjusted pursuant to this paragraph. No adjustment or substitution provided for in this paragraph shall require the Corporation to sell a fractional share of Common Stock, and the substitution or adjustment with respect to this Option shall be limited accordingly; PROVIDED, HOWEVER, that the aggregate option price paid shall be appropriately reduced on account of any fractional share of Common Stock not issued. Upon any adjustment made pursuant to this paragraph, the Corporation shall, upon request, deliver to the Optionee a certificate of the Corporation's treasurer setting forth the option price thereafter in effect and the number and kind of shares or other securities thereafter purchasable on the exercise of this Option.

         (e)      If at any time:

               (i) The Corporation proposes to pay any dividend or make any distribution, including cash or property dividend payable out of earnings, earned surplus, or assets of the Corporations; or

               (ii) The Corporation proposes to effectuate any plan of
                    reorganization or reclassification of the Common Stock; or

               (iii) The Corporation proposes to merge, consolidate or encumber or sell all or substantially all of its assets other than in the ordinary course of business;

then, and in any one of such events, the Corporation shall cause a notice to be mailed to the registered holder(s) of this Option at the address of such holder(s) set forth in the registration records of the Corporation. Such notice shall be solely for the convenience of such registered holders and shall not be a condition precedent to nor shall any defect therein or failure in connection therewith affect the validity of, the action proposed to be taken by the Corporation. Such notice shall be mailed at least twenty (20) days prior to the date on which the books of the Corporation shall close or a record date shall be taken for such dividend, share split, reclassification, consolidation, merger or sale of properties and assets, as the case may be. Such notice shall specify the record date for closing of the Corporation's shareholder records.

           6. NOTICES TO OPTION OPTIONEE. So long as this Option shall be outstanding, if the Corporation shall propose to take any action that would cause an adjustment to be made pursuant to this option agreement, the Corporation shall mail by certified mail to the Optionee, before, or no later than 15 days after, the day on which such adjustment would become effective, a notice setting forth in reasonable detail the action so taken.

           7. NOTICE. Any notice or other communication required or permitted to be given hereunder shall be in writing and shall be mailed by certified mail, return receipt requested, or delivered against receipt, if to the Optionee, to Optionee's last known address, and if to the Corporation, at its principal office, or such other addresses as a party shall so notify the other party in writing. Any notice or other communication given by certified mail shall be deemed given at the time of certification thereof, except for a notice changing a party's address which shall be deemed given at the time of receipt thereof.

           8. BINDING EFFECT. The provisions of this Option shall be binding upon and inure to the benefit of (a) the parties hereto, (b) the successors and assigns of the Corporation, (c) if the Optionee is a corporation, partnership, or other business entity, the successors and assignee of the Optionee, and (d) if the Optionee is a natural person, the assignees, heirs, and personal representative of the Optionee.

           9. PRONOUNS. Any masculine personal pronoun shall be considered to mean the corresponding feminine or neuter personal pronoun, as the context requires.

          10. LAW GOVERNING. This Agreement shall be governed by and construed in accordance with the laws of the State of Nevada, United States of America.

          11. TITLES AND CAPTIONS. All section titles or captions contained in this Agreement are for convenience only and shall not be deemed part of the context nor effect the interpretation of this Agreement.

          12. COMPUTATION OF TIME. In computing any period of time pursuant to this Agreement, the day of the act, event or default from which the designated period of time begins to run shall be included, unless it is a Saturday, Sunday, or a legal holiday, in which event the period shall begin to run on the next day which is not a Saturday, Sunday, or legal holiday, in which event the period shall run until the end of the next day thereafter which is not a Saturday, Sunday, or legal holiday.

          13. PRESUMPTION. This Agreement or any section thereof shall not be construed against any party due to the fact that said Agreement or any section thereof was drafted by said party.

          14. FURTHER ACTION. The parties hereto shall execute and deliver all documents, provide all information and take or forbear from all such action as may be necessary or appropriate to achieve the purposes of the Agreement.

          15. PARTIES IN INTEREST. Nothing herein shall be construed to be to the benefit of any third party, nor is it intended that any provision shall be for the benefit of any third party.

                  Dated:  October 1, 1999

                                          ROOMSYSTEMS, INC.,
                                           A NEVADA CORPORATION



                                          BY:       /s/ Steven L. Sunyich
                                              ------------------------------
                                          STEVEN L. SUNYICH
                                          PRESIDENT

                                   EXHIBIT "A"

THE OPTION PRICE IS AS FOLLOWS:


         The purchase price of the option granted under that certain "Option to Purchase Common Shares" is $3.60 per share.

                                   EXHIBIT "B"

                                ROOMSYSTEMS, INC.

                       NOTICE OF EXERCISE OF SHARE OPTION


         I, ___________________, hereby exercise my Share Option granted by Room Systems, Inc. (the "Corporation") and seek to purchase _____ of common shares of the Corporation pursuant to said Option. I understand that this exercise is subject to all the terms and provisions of my Stock Option Agreement referred to therein.

Check and complete as appropriate:

    ______ Enclosed is my check in the sum of $__________ in payment for such shares.

    ______ Enclosed are _______ common shares of the Corporation owned by me which I hereby transfer to the ______ Corporation in payment for such shares.

I hereby represent that the _________ shares of common shares to be delivered to me pursuant to the above-mentioned exercise of said Option are being acquired by me as an investment and not with a view to, or for sale in connection with, the distribution of any thereof.

Dated:



---------------------------------------------------
Optionee's Signature


Receipt is hereby acknowledged of the delivery to me by RoomSystems, Inc. of certificates for _______ common shares of the Corporation purchased by me pursuant to the terms and conditions of the Stock Option Agreement referred to above.

Dated:



---------------------------------------------------
Optionee's Signature

                                   EXHIBIT E-2

                                ROOMSYSTEMS, INC.

                         OPTION TO PURCHASE COMMON STOCK



         NEITHER THIS OPTION NOR THE UNDERLYING COMMON SHARES HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. THE CORPORATION WILL NOT TRANSFER THIS OPTION OR THE UNDERLYING COMMON SHARES UNLESS (i) THERE IS AN EFFECTIVE REGISTRATION COVERING SUCH OPTION OR SUCH SHARES, AS THE CASE MAY BE, UNDER THE SECURITIES ACT OF 1933 AND APPLICABLE STATES SECURITIES LAWS, (ii) IT FIRST RECEIVES A LETTER FROM AN ATTORNEY, ACCEPTABLE TO THE BOARD OF DIRECTORS OR ITS AGENTS, STATING THAT IN THE OPINION OF THE ATTORNEY THE PROPOSED TRANSFER IS EXEMPT FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933 AND UNDER ALL APPLICABLE STATE SECURITIES LAWS, OR (iii) THE TRANSFER IS MADE PURSUANT TO RULE 144 UNDER THE SECURITIES ACT OF 1933.

                        OPTION TO PURCHASE COMMON SHARES


                                       OF


                                ROOMSYSTEMS, INC.


         THIS IS TO CERTIFY THAT, FOR VALUE RECEIVED, Ash Capital, LLC or its assigns ("OPTIONEE") are together entitled to purchase, subject to the provisions of this Option, from RoomSystems, Inc., a Nevada corporation ("CORPORATION"), at a price per Share described more particularly on Exhibit "A," attached hereto and incorporated herein by reference, up to Seventy-five Thousand (75,000) common shares of the Corporation (the "SHARES") at any time during the period commencing October 1, 1999 and terminating at 5:00 p.m., St. George, Utah, two (2) years subsequent to the declaration of effectiveness of the Corporation's registration statement for an "Initial Public Offering" ("IPO"). The Shares deliverable upon the exercise of this Option are hereinafter sometimes referred to as the "UNDERLYING SHARES" and the exercise price of this Option to purchase one Share is hereinafter sometimes referred to as the "EXERCISE PRICE." The Shares deliverable upon the exercise of the Options are hereinafter sometimes referred to as the "OPTION SHARES."

           1. EXERCISE OF OPTION. Subject to the provisions hereof, this Option may be exercised as described herein, during the period commencing October 1, 1999 and terminating at 5:00 p.m., St. George, Utah, two (2) years subsequent to the declaration of effectiveness of the Corporation's registration statement for an IPO, by presentation and surrender hereof to the Corporation at its principal office, or at the office of its stock transfer agent, if any, with the purchase form annexed hereto as Exhibit "B," duly executed and accompanied by payment of the Exercise Price for the number of shares specified in such form, so long as Alan C. Ashton, or his duly appointed designee, serves a second term of one (1) year on the Corporation's board of directors. Upon receipt by the Corporation of this Option at its principal office, or by the stock transfer agent of the Corporation, if any, at its office, in proper form for exercise, the Optionee shall be deemed to be the holder of record of the Option Shares issuable upon such exercise, notwithstanding that the shares transfer books of the Corporation shall then be closed or that certificates representing such Option Shares shall not then be actually delivered to the Optionee.

           2. RESERVATION AND STATUS OF SHARES. The Corporation hereby agrees that at all times there shall be reserved for issuance and delivery upon exercise of this Option such number of its common shares as shall be required for issuance and delivery upon exercise of this Option, and that such shares, when issued in accordance with the terms of this Option, shall be validly issued, fully paid, and non-assessable.

               (a) FRACTIONAL SHARES. Fractional Shares or script representing fractional Shares may be issued upon the exercise of this Option.

               (b) ASSIGNMENT, EXCHANGE, OR LOSS OF OPTION.

         Subject to the restrictions appearing at the start of this Option, upon presentation and surrender of this Option to the Corporation at its principal office or at the office of its stock transfer agent, if any, with an assignment duly executed and funds sufficient to pay, any transfer tax, the Corporation shall, without charge, execute and deliver a new Option in the name of the assignee named in such instrument of assignment and this Option shall promptly be canceled.

         This Option is exchangeable, without expense, at the option of the Optionee, upon presentation and surrender hereof to the Corporation at its principal office, or at the office of its stock transfer agent, if any, for other Options of different denominations entitling the Optionee to purchase, in the aggregate, the same number of Shares purchasable hereunder.

         Upon receipt by the Corporation of evidence satisfactory to it of the loss, theft, destruction, or mutilation of this Option, and (in the case of loss, theft, or destruction) of reasonably satisfactory indemnification, and (in the case of mutilation) upon surrender and cancellation of this Option, the Corporation will execute and deliver a new Option, which shall constitute an additional contractual obligation on the part of the Corporation, whether or not this Option so lost, stolen, destroyed, or mutilated shall be at any time enforceable by anyone.

           3. RIGHTS OF THE OPTIONEE. Except as provided in the last sentence of
Section 1, the Optionee shall not, by virtue hereof, be entitled to any rights of a shareholder in the Corporation, either at law or equity. The rights of the Optionee are limited to those expressed in this Option and are not enforceable against the Corporation except to the extent set forth herein.

           4. OFFICER'S CERTIFICATE. Whenever the number or kind of securities purchasable upon the exercise of this Option or the Exercise Price shall be adjusted as required by the provisions of this option agreement, the Corporation shall forthwith file with its Secretary or Assistant Secretary at its principal office and with its stock transfer agent, if any, an officer's certificate showing the adjusted number of kind of securities purchasable upon exercise of this Option and the adjusted Exercise Price determined as herein provided and setting forth in reasonable detail such facts as shall be necessary to show the reason for and the manner of computing such adjustments. Each such officer's certificate shall be made available at all reasonable times for inspection by the Optionee and the Corporation shall, forthwith after each such adjustment, mail by certified mail a copy of such certificate to the Optionee.

           5.     ADJUSTMENT TO NUMBER OF SHARES OF COMMON STOCK:

         (a) In the event that a share dividend shall be declared upon the common stock of the Corporation, the number of shares of Common Stock then subject to this Option shall be adjusted by adding to each such share the number of shares which would be distributable in respect thereof if such Common Stock had been outstanding on the date fixed for determining the shareholders of the Corporation entitled to receive such share dividend.

         (b) In the event that the outstanding shares of the Corporation shall be changed into or exchanged for a different number or kind of shares or other securities of the Corporation or of another corporation, whether through reorganization, recapitalization, split-up, combination of shares, merger, consolidation, or otherwise, then there shall be substituted for each share of Common Stock subject to this Option the number and kind of shares or other securities into which each outstanding share of the Corporation shall have been so changed or for which each such share shall have been exchanged. Under no circumstances shall any such reorganization, recapitalization, split-up, combination of shares, merger, consolidation, or other exchange be accomplished without a comparable share option being substituted pursuant to the foregoing.

         (c) In the event there shall be any change, other than as specified elsewhere in this paragraph, in the number of kind of outstanding shares or of any shares or other securities into which such shares shall have been changed or for which they shall have been exchanged, then the board of directors of the Corporation shall, in its sole discretion, determine whether such change equitable requires an adjustment in the number or kind of Common Stock to be issued on the exercise of this Option. Such adjustment shall be made by the Corporation's board of directors and shall be binding and effective for all purposes of this Option.

         (d) In the case of any such substitution or adjustment as provided for in this paragraph, the option price set forth in this Option for each share of Common Stock covered hereby prior to such substitution or adjustment shall be the option price for all shares or other securities which shall have been substituted for such Common Stock or to which such Common Stock shall have been adjusted pursuant to this paragraph. No adjustment or substitution provided for in this paragraph shall require the Corporation to sell a fractional share of Common Stock, and the substitution or adjustment with respect to this Option shall be limited accordingly; PROVIDED, HOWEVER, that the aggregate option price paid shall be appropriately reduced on account of any fractional share of Common Stock not issued. Upon any adjustment made pursuant to this paragraph, the Corporation shall, upon request, deliver to the Optionee a certificate of the Corporation's treasurer setting forth the option price thereafter in effect and the number and kind of shares or other securities thereafter purchasable on the exercise of this Option.

         (e)      If at any time:

                  (i) The Corporation proposes to pay any dividend or make any distribution, including cash or property dividend payable out of earnings, earned surplus, or assets of the Corporations; or

                  (ii) The Corporation proposes to effectuate any plan of reorganization or reclassification of the Common Stock; or

                  (iii) The Corporation proposes to merge, consolidate or encumber or sell all or substantially all of its assets other than in the ordinary course of business;

then, and in any one of such events, the Corporation shall cause a notice to be mailed to the registered holder(s) of this Option at the address of such holder(s) set forth in the registration records of the Corporation. Such notice shall be solely for the convenience of such registered holders and shall not be a condition precedent to nor shall any defect therein or failure in connection therewith affect the validity of, the action proposed to be taken by the Corporation. Such notice shall be mailed at least twenty (20) days prior to the date on which the books of the Corporation shall close or a record date shall be taken for such dividend, share split, reclassification, consolidation, merger or sale of properties and assets, as the case may be. Such notice shall specify the record date for closing of the Corporation's shareholder records.

           6. NOTICES TO OPTION OPTIONEE. So long as this Option shall be outstanding, if the Corporation shall propose to take any action that would cause an adjustment to be made pursuant to this option agreement, the Corporation shall mail by certified mail to the Optionee, before, or no later than 15 days after, the day on which such adjustment would become effective, a notice setting forth in reasonable detail the action so taken.

           7. NOTICE. Any notice or other communication required or permitted to be given hereunder shall be in writing and shall be mailed by certified mail, return receipt requested, or delivered against receipt, if to the Optionee, to Optionee's last known address, and if to the Corporation, at its principal office, or such other addresses as a party shall so notify the other party in writing. Any notice or other communication given by certified mail shall be deemed given at the time of certification thereof, except for a notice changing a party's address which shall be deemed given at the time of receipt thereof.

           8. BINDING EFFECT. The provisions of this Option shall be binding upon and inure to the benefit of (a) the parties hereto, (b) the successors and assigns of the Corporation, (c) if the Optionee is a corporation, partnership, or other business entity, the successors and assignee of the Optionee, and (d) if the Optionee is a natural person, the assignees, heirs, and personal representative of the Optionee.

           9. PRONOUNS. Any masculine personal pronoun shall be considered to mean the corresponding feminine or neuter personal pronoun, as the context requires.

          10. LAW GOVERNING. This Agreement shall be governed by and construed in accordance with the laws of the State of Nevada, United States of America.

          11. TITLES AND CAPTIONS. All section titles or captions contained in this Agreement are for convenience only and shall not be deemed part of the context nor effect the interpretation of this Agreement.

          12. COMPUTATION OF TIME. In computing any period of time pursuant to this Agreement, the day of the act, event or default from which the designated period of time begins to run shall be included, unless it is a Saturday, Sunday, or a legal holiday, in which event the period shall begin to run on the next day which is not a Saturday, Sunday, or legal holiday, in which event the period shall run until the end of the next day thereafter which is not a Saturday, Sunday, or legal holiday.

          13. PRESUMPTION. This Agreement or any section thereof shall not be construed against any party due to the fact that said Agreement or any section thereof was drafted by said party.

          14. FURTHER ACTION. The parties hereto shall execute and deliver all documents, provide all information and take or forbear from all such action as may be necessary or appropriate to achieve the purposes of the Agreement.

          15. PARTIES IN INTEREST. Nothing herein shall be construed to be to the benefit of any third party, nor is it intended that any provision shall be for the benefit of any third party.

                  Dated:  October 1, 1999

                                          ROOMSYSTEMS, INC.,
                                           A NEVADA CORPORATION



                                          BY:       /s/ Steven L. Sunyich
                                              ----------------------------------
                                          STEVEN L. SUNYICH
                                          PRESIDENT

                                   EXHIBIT "A"

THE OPTION PRICE IS AS FOLLOWS:


         The purchase price of the option granted under that certain "Option to Purchase Common Shares" is $6.60 per share.

                                   EXHIBIT "B"

                                ROOMSYSTEMS, INC.

                       NOTICE OF EXERCISE OF SHARE OPTION


         I, ___________________, hereby exercise my Share Option granted by RoomSystems, Inc. (the "Corporation") and seek to purchase _____ of common shares of the Corporation pursuant to said Option. I understand that this exercise is subject to all the terms and provisions of my Stock Option Agreement referred to therein.

Check and complete as appropriate:

    ______ Enclosed is my check in the sum of $__________ in payment for such shares.

    ______ Enclosed are _______ common shares of the Corporation owned by me which I hereby transfer to the ______ Corporation in payment for such shares.

         I hereby represent that the _________ shares of common shares to be delivered to me pursuant to the above-mentioned exercise of said Option are being acquired by me as an investment and not with a view to, or for sale in connection with, the distribution of any thereof.

Dated:



---------------------------------------------------
Optionee's Signature


Receipt is hereby acknowledged of the delivery to me by RoomSystems, Inc. of certificates for _______ common shares of the Corporation purchased by me pursuant to the terms and conditions of the Stock Option Agreement referred to above.

Date:



---------------------------------------------------
Optionee's Signature

                               [THIS PAGE OMITTED]

                               [THIS PAGE OMITTED]

                                    EXHIBIT G

                              CONSULTING AGREEMENT

                   THIS CONSULTING AGREEMENT (this "AGREEMENT") is entered into this 24th day of August, 1999 by and between RoomSystems, Inc. ("RSI"), a Nevada corporation (hereinafter referred to as "RSI") and Providence Management, LLC (hereinafter referred to as "CONSULTANT").


                           ARTICLE 1. WORK ASSIGNMENTS

                         ACCEPTANCE OF WORK ASSIGNMENTS

                   SECTION 1.01. Consultant will consult with RSi on a consulting basis as required by RSi commencing on September 30, 1999 and terminating as set forth herein.

                               TERMS OF AGREEMENT

                   SECTION 1.02. The Agreement period will begin on September 30, 1999 and terminate at such time as Consultant has completed its duties as described herein.


                         ARTICLE 2. DUTIES OF CONSULTANT

                       PERFORMANCE DESCRIPTION AND DUTIES

                   SECTION 2.01. Consultant is hereby contracted to assist RSi in the marketing of its products; in increasing business development; in developing marketing tools, programs, marketing materials and marketing promotions; to assist in developing advertising and sponsorship programs with large, national companies; to provide strategic financial planning; and to provide assistance in any other area reasonably requested by RSi.

                               TIME AND ATTENTION

                   SECTION 2.02. Consultant agrees to devote such time as reasonably requested by RSi, but in no wise shall Consultants' duties hereunder interfere with its principals' other employment.


                             ARTICLE 3. COMPENSATION

                                BASE COMPENSATION

                   SECTION 3.01. (A) As compensation for the services previously rendered by Consultant, RSi shall pay and deliver upon execution of this Agreement the following: Cash payment in the amount of fifty-one thousand eight hundred and seventy-five dollars ($51,875); and an option to purchase nineteen thousand nine hundred and forty-eight (19,948) shares of

RSi's common stock in the form of the option agreement, attached hereto as Exhibit "A" and incorporated herein by reference.

                  (B) Should Consultant hereafter provide services to RSi hereunder, Consultant shall account for its time and the time of its employees, agents, consultants or independent contractors and shall submit billings to RSi at the rate of $75 per hour, which shall be paid within fifteen (15) days of receipt of such billing.

                             ADDITIONAL COMPENSATION

                   SECTION 3.02. As additional compensation, Consultant shall be entitled to accrue and vest in additional options to purchase shares of RSi's common stock (the "ADDITIONAL OPTIONS") based upon achieving certain benchmarks, to be determined by Consultant and RSi, and included hereinafter to this Agreement as Exhibit B. The Additional Options shall bear an exercise price of one hundred and twenty percent (120%) of the selling price of RSi's shares of common stock at the time of issue.


                  ARTICLE 4. CONSULTANT'S RECORDS/TRADE SECRETS

                        OWNERSHIP OF CONSULTANT'S RECORDS

                   SECTION 4.01.(A) All records of the accounts, customer lists, sales and marketing plans, product design and specifications of RSi, of any nature, whether existing at the time of Consultant's engagement, procured through the efforts of Consultant, or obtained by Consultant from any other source, and whether prepared by Consultant or otherwise, shall be the exclusive property of RSi regardless of who actually purchased the original book, record, or magnetic storage unit on which such information is recorded; or who developed the program, marketing material, advertising program or material, or any other matter relating to or arising out of RSi's business.

                  (B) All such books and records shall be immediately returned to RSi by Consultant on any termination of engagement, whether or not any dispute exists between RSi and Consultant, regarding any matter contained herein and/or following the termination of this Agreement.

                RESTRICTIONS ON USE OF TRADE SECRETS AND RECORDS

                   SECTION 4.02.(A) During the term of this Agreement, and any prior dealings with RSi, Consultant has had access to and become acquainted with various trade secrets, consisting of formulas, programs, patterns, records and specifications, business plans and other materials, all of which are owned by RSi and regularly used in the operation of RSi's business.

                  (B) All files, records, documents, drawings, specifications, programs, equipment and similar items relating to the business of RSi, whether they are prepared by RSi or by Consultant, or have come into Consultant's possession in any other way and whether or not they contain or constitute trade secrets owned by RSi, are and shall remain the exclusive property of RSi and shall not be removed from the premises or RSi under any circumstances whatsoever without the prior written consent of RSi.

                  (C) Consultant promises and agrees that Consultant shall not misuse, misappropriate, give, sell, furnish, nor disclose, whether for consideration or for no consideration, and whether or not during or following its work under this Agreement with RSi, or at any other time thereafter, any trade secrets described herein, directly or indirectly, or use them in any way or manner, for its own benefit or the benefit of others, except as required in the course and scope of Consultant's engagement with RSi. Consultant agrees and promises not to make known to any other person, firm, or corporation the names, addresses or any other information or any of RSi's customers or vendors, or call on, solicit, or take away any of the customers of RSi on whom Consultant called on or with whom Consultant became acquainted with during this Agreement herein.

                  (D) Consultant agrees that the use or dissemination of any trade secrets as described above, whether by Consultant or by any other person or entity constitutes unfair trade practices. Consultant agrees to not employ unfair trade practices whether during the time of this employ or at any time thereafter.


                        ARTICLE 5. CONSULTANT NON-COMPETE

                       NON-COMPETE DURING AGREEMENT PERIOD

                   SECTION 5.01. During the term of this Agreement, Consultant shall not, directly or indirectly, engage in any business, commercial or professional activity, which directly competes with the business of RSi. Consultant further agrees not to provide any services of any other entity on a formal or informal basis which may compete, directly or indirectly, with any of the services or products which RSi currently provides or may provide during the term of this Agreement or which may result directly or indirectly, in the diversion of customers from RSi.

         Further, Consultant agrees that during this Agreement it shall not hire away or assist in other company's (ies') hiring away current employees or consultants of RSi.

                          NON-COMPETE AFTER TERMINATION

                   SECTION 5.02. Consultant agrees that for a period of two years (24 months) after termination with RSi, neither it nor any of its employees, agents, consultants, partners, managers, and/or officers will engage in competitive activities or deal with any products similar to and in competition with RSi and/or its products.

                          ARTICLE 6. GENERAL PROVISIONS

                                     NOTICES

                   SECTION 6.01. Any notices to be given by either party to the other may be effected either by personal delivery in writing or by mail, registered and certified, postage prepaid with return receipt requested. Mailed notices shall be addressed to the parties at their last known addresses as appearing on the books of RSi.

                                ENTIRE AGREEMENT

                   SECTION 6.02. This Agreement supersedes any an all other agreements, either oral or written between the parties with respect to the engagement of Consultant by RSi for the purposes set forth in Article 2.1, and contains all of the covenants and agreements between the parties with respect to such consulting work whatsoever. Each party to this Agreement acknowledges that no representations, acting on behalf of any party, which are not embodied herein, and that no other agreement, statement, or promise not contained in this Agreement shall be valid or binding. Any modification of this Agreement will be effective only if it is in writing signed by the party to be changed.

                               PARTIAL INVALIDITY

                   SECTION 6.03. If any provision in this Agreement is held by a court of competent jurisdiction to be invalid, void, or unenforceable, the remaining provisions shall nevertheless continue in full force and effect without being impaired or invalidated in any manner.

                             LAW GOVERNING AGREEMENT

                   SECTION 6.04. This Agreement shall be governed by and construed in accordance with the laws of the State of Utah.

                            ATTORNEY'S FEES AND COSTS

                   SECTION 6.06. If any legal action is necessary or brought in any court or arbitration proceeding, to enforce or interpret the terms of this Agreement, the prevailing party shall be entitled to reasonable attorney's fees, costs, and necessary expenses, in addition to any other relief to which such party may be entitled. This provision shall be construed as applicable to the entire Agreement.

                                   ASSIGNMENT

        SECTION 6.07. Neither party may assign any right or duty hereunder without the express written consent of the other party.

         This Agreement is entered into on this 24th day of August, 1999.

                                                    ROOMSYSTEMS, INC.



                                   BY:       /S/ STEVEN L. SUNYICH
                                             -----------------------------------
                                             ITS:  CHIEF EXECUTIVE OFFICER



                                   CONSULTANT:  PROVIDENCE MANAGEMENT, LLC



                                   BY:       /S/ JAMES C. SAVAS
                                             -----------------------------------
                                             ITS:  MANAGER

                                    EXHIBIT A

                             TO CONSULTING AGREEMENT



                         Attached hereto as Exhibit E-1
                         Option to Purchase Common Stock
                                  97,750 Shares

                                    EXHIBIT A

                             TO CONSULTING AGREEMENT



                         Attached hereto as Exhibit E-2
                         Option to Purchase Common Stock
                                  75,000 Shares

                                    EXHIBIT H

                                ESCROW AGREEMENT

         This Escrow Agreement (the "Agreement") is made and entered into this 17th day of August, 1999, by and between RoomSystems, Inc., a Nevada corporation ("RSi" or the "Company"), Ash Capital, LLC, a Utah limited liability company ("Ash"), and U.S. Bank National Association (the "Escrow Agent").


                                    PREMISES

         A. RSi and Ash have entered into an Agreement of Understanding, including exhibits, dated of even date herewith, the delivery of which is required by various parties herein, which Agreement of Understanding and its exhibits (some of which also constitute agreements between the parties) shall be collectively referred to as the "Acquisition Agreements." The Acquisition Agreements provide for the acquisition by Ash of Series B Preferred Stock issued by RSi ("Preferred Stock") and provide for various other rights and responsibilities among the parties.

         B. RSi has delivered to the Escrow Agent certificates representing Preferred Stock in such amounts as has been agreed between the Company and Ash at a price of $3.00 per share. Ash has delivered to the Escrow Agent funds equal to $3.00 per share for the Preferred Stock issued by the Company.

         C. The parties desire to retain the Escrow Agent to hold with the Acquisition Agreements, stock certificates, and funds pursuant to the instructions contained in this Escrow Agreement, and the Escrow Agent has agreed to serve as Escrow Agent and perform the duties and responsibilities identified herein in exchange for the consideration identified herein.

                                    AGREEMENT

         NOW, THEREFORE, upon the foregoing premises, which are incorporated herein by this reference, and for and in consideration of the mutual promises and covenants hereinafter set forth, and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, it is hereby agreed as follows:

         1. DELIVERIES. The parties shall make the following deliveries to the Escrow Agent:

               1.1 DELIVERIES OF ASH: Ash has delivered to the Escrow Agent the following:

                    a. Executed Acquisition Agreements, including executed
               exhibits thereto (2 originals);

                    b. A check in the amount of $1,000,000 payable to U.S. Bank
               National Association, Escrow Agent for RoomSystems, Inc., which shall be placed in the escrow account by and with Escrow Agent and invested in the First American Prime Obligations Fund pursuant to the written direction of Ash.

          1.2 DELIVERIES BY RSI: RSi has delivered to the Escrow Agent the following:

               a. Executed Acquisition Agreements, including executed exhibits thereto (2 originals);

               b. A stock certificate representing 333,334 shares of Preferred Stock issued by RSi to Ash.

         2. INSTRUCTIONS TO ESCROW AGENT. Escrow Agent shall hold all documents, funds, and stock certificates delivered to it pursuant to paragraph 1 in escrow until the earlier of: (i) September 30, 1999 or (ii) the satisfaction of the conditions set forth in paragraph 3 of this Escrow Agreement.

         In the event that all of the conditions set forth in paragraph 3 have not been satisfied on or before September 30, 1999, the Escrow Agent shall return to each of the parties set forth in paragraph 1 the documents, funds, and stock certificates that were delivered to Escrow Agent by such party pursuant to paragraph 1; provided, however, that the funds returned to Ash shall include all interest accrued on such funds during the pendency of the escrow. Upon completion of such deliveries, this Escrow Agreement shall terminate.

         In the event that the conditions set forth in paragraph 3 have been satisfied on or prior to September 30, 1999, the Escrow Agent shall take the following actions:

                  2.1 DELIVERIES TO ASH: Escrow Agent shall deliver to Ash one original of each of the originally executed documents identified in paragraphs 1.1a and 1.2a, together with the stock certificate identified in paragraph 1.2b that has been issued in the name of Ash.

                  2.2 DELIVERIES TO RSI: Escrow Agent shall deliver to RSi one original of each of the originally executed documents identified in paragraphs 1.1a and 1.2a. Escrow Agent shall also deliver to RSi the funds, including all interest accrued on such funds during the pendency of the escrow, delivered by Ash pursuant to paragraph 1.1b.

         3. CONDITIONS. The following conditions must all be satisfied to the satisfaction of Ash, which satisfaction shall be evidenced by a certificate from Ash to the Escrow Agent that such conditions have been satisfied. In the event the Company has made efforts to satisfy such conditions, such consent shall not be arbitrarily withheld but Ash may exercise reasonable discretion in whether to give or withhold the consent on the basis of a reasonable good faith belief that one or more of the conditions has not been satisfied. The certificate from Ash to the Escrow Agent shall certify that the following conditions have been met or waived to its satisfaction.

                  a. Ash shall have received a letter from AMRESCO Leasing Corporation to the effect that all of the AMRESCO conditions precedent, and other requirements have been met by RSi and that AMRESCO is willing to comply with its funding obligations under the Amended and Restated Program Agreement with RSi dated March 10, 1999 for the funding of units.

                  b. Ash shall have received a letter from RSG Investments, LLC to the effect that its Equipment, Purchase, and Sale Agreement with RSi has been modified and settled according to the following terms:
         $300,000 has been completely forgiven or repaid through a revenue sharing arrangement relative to a fixed number (not to exceed 2,000) of refreshment centers, $500,000 has been converted to Preferred Stock, $250,000 has been paid, and the balance of $750,000 will be repaid at the time of the initial public offering of RSi or within eight months of settlement. c. Ash shall have received a certificate from the president of RSi to the effect that:

               - the Company believes that the letter identified in paragraph 3a above is true and correct and that all of the AMRESCO conditions precedent, underwriting requirements and other requirements have been met by RSi and that AMRESCO is willing to comply with its funding obligations under the Amended and Restated Program Agreement with RSi dated March 10, 1999 for the funding of units.

               - the Company believes that the letter identified in paragraph 3b above is true and correct and that the Equipment, Purchase, and Sale Agreement with RSi has been modified and settled according to the terms set forth in paragraph 3b above.

               - the Company has effectuated a reverse stock split of the common stock (but not the Preferred Stock) of the Company and that the percentage of ownership represented by the stock certificate set forth in paragraph 1.2 hereof, on a fully diluted basis, is as represented and warranted in the Acquisition Agreements.

               - the representations and warranties set forth in the Acquisition Agreements are true and correct as of a date immediately preceding the distribution of escrowed documents, funds, and stock certificate.

Ash will only issue such certificate to the Escrow Agent in the event that:

               - Ash has no reasonable basis to believe that such certificate of the president of RSi (see paragraph 3c) is inaccurate in any material respect.

               - Ash's financial and business due diligence as to RSi has been completed to its satisfaction.

               - All of the conditions of this paragraph 3 have been met or waived to its satisfaction.

         4. DUTIES OF ESCROW AGENT. This Agreement states the entire agreement between the parties hereto and merges all prior negotiations, agreements and understandings, if any, and states in full the representations and warranties which have induced the Agreement, there being no representations or warranties, other than those herein stated, with respect to the escrow property. Escrow Agent's rights, duties and obligations are strictly limited to those expressly set forth in the Escrow Agreement and Escrow Agent shall be under no implied obligation or subject to any implied liability hereunder. Escrow Agent shall not be required to take notice of any default or any other matter, nor be bound nor required to give notice or demand, nor required to take any action whatever except as herein expressly provided. Escrow Agent shall not be liable for any loss or damage unless caused by its own gross negligence or willful misconduct. The duties and liabilities of the Escrow Agent shall be determined solely by this Agreement and not be reference to any other agreement among the parties.

         5. AUTHORIZATION TO OPEN THE ACCOUNT. This Agreement is to be executed by the parties hereto in sufficient numbers so that an Agreement bearing each party's original signature can be held by the Escrow Agent. The parties hereto hereby authorize Escrow Agent to establish and administer the account upon receipt of a fully executed facsimile, telex or telecopy of the Agreement.

         6. METHODS OF COMMUNICATION. Escrow Agent may act in reliance upon any instrument or signature believed to be genuine and may assume that any person purporting to give any notice or make any statement in connection with the provisions hereof has been duly authorized to do so. Escrow Agent is requested and authorized, but not obligated, to rely upon and act in accordance with any communication which may be given by telephone, facsimile, telex or other electronic transmission. Escrow Agent shall be entitled, but not bound, to treat such communication as fully authorized by and binding, and shall be entitled to take such steps in connection with or in reliance on such communication.

         7. INVESTMENT INSTRUCTIONS. Escrow Agent shall have no duty or right to invest funds on deposit in the escrow unless investment direction is provided. Interest earned on the escrow account will be distributed to the party receiving the funds as set forth in paragraph 2. All entities entitled to receive interest from the escrow account will provide Escrow Agent with a W-9 or W-8 IRS tax form prior to the disbursement of interest. A statement of citizenship will be provided if requested by Escrow Agent.

         8. DISBURSEMENT BY WIRE TRANSFER. Parties hereto may elect to request transfer of funds by Fedwire from time to time, subject to the conditions stated herein. Parties hereto agree that the wire transfer security procedures identified on the attached Schedule A to this

Agreement are commercially reasonable. Parties hereto further agree that Escrow Agent should use these procedures to detect unauthorized wire transfer payment requests prior to executing such requests and further agree that any request acted upon by the Escrow Agent in compliance with these security procedures, whether or not authorized, shall be treated as an authorized request. Parties hereto agree that the Escrow Agent has the right to change the wire transfer security procedures from time to time and that use of any changed procedures evidences the acceptance of the commercially reasonability of such change by the parties hereto.

         9. RIGHT TO INTERPLEAD. If any controversy arises between the parties hereto or with any third person, Escrow Agent shall not be required to resolve the same or to take any action to do so but may, at its discretion, institute such interpleader or other proceedings as it deems proper. Escrow agent may rely on any joint written instructions as to the disposition of funds, assets, documents, or other held in escrow.

         10. FEES. Escrow Agent shall be paid for services hereunder in accordance with the attached fee schedule and shall be reimbursed for its out of pocket expenses for fees of counsel in setting up the escrow. Payments of all fees shall be the responsibility of RSi and may, to the extent of unpaid fees and expenses, be deducted from any property placed within the escrow with Escrow Agent. In the event that Escrow Agent is made a party to litigation with respect to the property held hereunder, or brings an action in interpleader or in the event that the conditions of this escrow are not promptly fulfilled, or Escrow Agent is required to render any service not provided for in this Agreement and fee schedule, or there is any assignment of the interest of this escrow or any modification hereof, Escrow Agent shall be entitled to reasonable compensation for such extraordinary services and reimbursement for all fees, costs, liability and expenses, including attorney fees. The Escrow Agent may amend its fee schedule from time to time on 60 days' prior written notice to the parties.

         11. RESIGNATION AND TERMINATION. Escrow Agent may, upon providing fifteen (15) days' written notice, resign its position and terminate its liabilities and obligations hereunder. In the event Escrow Agent is not notified within fifteen days of the Successor Escrow Agent, Escrow Agent shall be entitled to transfer all funds and assets to a court of competent jurisdiction with a request to have a successor appointed. Upon filing such action and delivering such assets, Escrow Agent's obligations and responsibilities shall cease. Similarly, RSi and Ash may also jointly terminate Escrow Agent and appoint a Successor Escrow Agent by providing fifteen (15) days' written notice to Escrow Agent.

         12. INDEMNIFICATION. The parties hereto jointly and severally indemnify and hold harmless the Escrow Agent from loss, damage, or any claims made against the Escrow Agent arising out of or relating to the escrow Agreement, such indemnification to include all costs and expense incurred by the Escrow Agent, including, but not limited to, reasonable attorney fees; provided, that this indemnity and hold harmless shall not apply to the acts of gross negligence or willful misconduct of the Escrow Agent. This indemnity shall survive the termination of this Agreement for any reason, or the resignation or removal of Escrow Agent.

         13. NOTICES. Notices, requests, demands and other communications required under this Agreement shall be in writing considered validly served when delivered by first-class mail, facsimile, telex or telecopy to address/telephone number specified below:

                  RoomSystems, Inc.
                  390 North 3050 East
                  St. George, Utah  84790
                  Tel.435-688-3605
                  Fax.435-628-8611
                  Attn:    Steven L. Sunyich

                  Ash Capital, LLC
                  1400 S. Foothill Drive, Suite B25
                  Salt Lake City, Utah  84108
                  Tel.801-368-2305
                  Fax.801-377-8011
                  Attn:    Jim Savas


                  U.S. Bank National Association
                  180 East Fifth Street
                  St. Paul, MN  55101
                  Attn:    Chad Myers

And any party may alter their address by giving written notice of such change.

         14. AMENDMENTS. This Agreement may be amended, and observance of any term of the Agreement may be waived, with (and only with) the written consent of the parties hereto. This Agreement may be terminated at any time by a written document signed to all parties to the original.

         15. DISCLOSURE. The parties hereto hereby agree not to use the name of U.S. BANK NATIONAL ASSOCIATION to imply an association with the transaction other than that of a legal escrow agent.

         16. BINDING AGREEMENT AND ASSIGNMENT. The foregoing provisions shall be binding upon the assigns, successors, personal representatives and heirs of the parties hereto, and shall be effective as of the day accepted by the Escrow Agent. Any corporation into which the Escrow Agent may merge, sell, or transfer its escrow business and assets, shall automatically be and become successor Escrow Agent hereunder and vested with all powers as was its predecessor, without the execution or filing of any instruments, or any further act, deed or conveyance on the part of the parties hereto.

                                ROOMSYSTEMS, INC.



                                BY:  /s/ STEVEN L. SUNYICH
                                     ----------------------
                                ITS: CEO


                                ASH CAPITAL, LLC



                                BY:  /S/ JAMES C. SAVAS
                                     ----------------------
                                ITS: MANAGER


         The above Escrow Agreement received and accepted this 24th day of August, 1999.

                                U.S. BANK NATIONAL ASSOCIATION



                                BY: /S/
                                    --------------------------
                                ITS:      VICE PRESIDENT

                                    EXHIBIT I

                          REGISTRATION RIGHTS AGREEMENT

         THIS REGISTRATION RIGHTS AGREEMENT (the "Agreement"), dated the 30th day of September, 1999, is entered into by and between ROOMSYSTEMS, INC., a Nevada corporation (the "Company"), ASH CAPITAL, LLC, a Utah limited liability company ("Ash"), SKM INVESTMENTS, LLC, a Utah limited liability company, C&W/RSI PARTNERS, LLC, a Utah limited liability company, THUNDER MOUNTAIN PROPERTIES, LC, a Utah limited liability company, and such other persons and entities that are introduced to the Company by Ash and who purchase shares of Preferred Stock (as defined) and become parties to this Agreement (each, a "Holder" or together the "Holders"), on the following:

                                    PREMISES

         WHEREAS, concurrently with the execution of this Registration Rights Agreement, the Company and the Holders have entered into a Subscription Agreement and other related agreements, all of which shall be together referred to as the "Purchase Agreement" pursuant to the terms of which the Company has agreed to issue certain share of its Series B Preferred Stock ("Preferred Stock"), to the Holders, all on the terms and conditions and in the amounts set forth in the Purchase Agreement (the "Acquisition").

         WHEREAS, the Holders and the Company are entering into this Agreement and agree that this Agreement shall govern the rights of the parties respecting the ownership, transferability, and registration of the resale of the Registrable Securities (as defined below) issuable to Holders and acknowledge and understand that other Holders may enter into this Agreement by executing the Joinder to Registration Rights Agreement (the "Joinder") attached hereto as Exhibit "A." This Agreement is the registration rights agreement contemplated by Paragraph 8 of the Agreement of Understanding between the Company and Ash and pursuant to which the other Holders are third party beneficiaries thereof.

         WHEREAS, as a condition to the effectiveness of the obligations of the Company and the Holder pursuant to the Purchase Agreement, the Company is required to enter into this Registration Rights Agreement.

         NOW, THEREFORE, in consideration of the foregoing premises, which are incorporated herein, the parties hereto agree as follows:

                                    AGREEMENT

          1.    DEFINITIONS.  For purposes of this Agreement:

                (a)      "AGREEMENT" shall mean this Agreement.

                (b) "COMMON STOCK" shall mean the common stock of the Company, into which the Preferred Stock is convertible.

                (c) "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.

                (d) "HOLDER" means a holder of Registrable Securities or any permitted assignee of any of the foregoing, if the transfer to such assignee has been recorded in the corporate books and records of the Company, in accordance with the provisions of this Agreement.

                (e) "HOLDERS" shall mean the parties to this Agreement as identified above and such other persons or entities that become a party to this Agreement by executing the Joinder attached hereto as Exhibit "A."

                (f) "INITIATING HOLDERS" shall mean the Holders of not less than 50% of the Registrable Securities.

                (g) "PREFERRED STOCK" shall mean the Company's 6% Series B Convertible Preferred Stock.

                (h) "REGISTER," "REGISTERED," and "REGISTRATION" refer to a registration effected by preparing and filing a registration statement or similar document in compliance with the Securities Act and the declaration or ordering of effectiveness of such registration statement or document.

                (i) "REGISTRABLE SECURITIES" means all shares of Common Stock issued or issuable by the Company in the Acquisition, including any Common Stock issued or issuable on the exercise of options or warrants issued or issuable by the Company, upon conversion of the Preferred Stock sold to the Holders in accordance with the Agreement of Understanding or the Purchase Agreement and any Common Stock otherwise issued or issuable with respect to such shares of Preferred Stock or Common Stock, PROVIDED, HOWEVER, that shares of Common Stock or other securities shall only be treated as Registrable Securities if and so long as they have not been (x) sold to or through a broker or dealer or underwriter in a public distribution or a public securities transaction; or (y) sold in a transaction exempt from the registration and prospectus delivery requirements of the Securities Act under
         Section 4(1) thereof so that all transfer restrictions and restrictive legends with respect thereto are removed upon the consummation of such sale; or (z) have been held, either separately or in the aggregate, to the extent tacking of holding periods is permitted under the Securities Act, for the period specified in paragraph (k) of Rule 144 (or any similar provision then in force), so as to permit the sale of such shares without restrictions on transfer under the Securities Act.

                (j) "REGISTRATION EXPENSES" shall mean all expenses incurred by the Company in complying with Section 5, 6 and 7 hereof, including all registration, qualification and filing fees, printing expenses, escrow fees, fees and disbursements of counsel for the Company, fees and disbursements of one counsel for the Holders, fees and expenses incurred in qualifying the subject securities for resale in applicable states, and the expense of any special audits incident to or required by any such registration (but excluding the compensation of regular employees of the Company which shall be paid in any event by the Company).

                (k) "RESTRICTED SECURITIES" shall mean the securities of the Company required to bear the legend as set forth in this Agreement.

                (l) "SECURITIES ACT" means the Securities Act of 1933, as amended or any similar or successor federal statute and the rules and regulations of the SEC thereunder, all as the same shall be in effect at the time.

                (m) "SEC" means the United States Securities and Exchange Commission.

                (n) "SELLING EXPENSES" shall mean all underwriting discounts, selling commissions and stock transfer taxes applicable to the securities registered by the Holders and all fees and disbursements of counsel for the Holders.

          2. RESTRICTIONS ON TRANSFERABILITY. The Registrable Securities shall not be sold, assigned, transferred or pledged except upon the conditions specified in this Agreement, which conditions are intended to ensure compliance with the provisions of the Securities Act and to preserve and protect the best business interests of all stockholders of the Company. Each Holder will cause any proposed purchaser, assignee, transferee or pledgee of the Registrable Securities to agree to take and hold such securities subject to the provisions and upon the conditions specified in this Agreement.

          3. RESTRICTIVE LEGEND. The face of each certificate representing any of the Registrable Securities shall (unless otherwise permitted by the provisions to this Agreement set forth below) bear a conspicuous legend in substantially the following form (in addition to any legend required under applicable state securities laws):

                  THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 AS AMENDED (THE "SECURITIES ACT") AND ARE "RESTRICTED SECURITIES" WITHIN THE MEANING OF RULE 144 PROMULGATED UNDER THE SECURITIES ACT, THE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE SOLD OR TRANSFERRED WITHOUT COMPLYING WITH RULE 144 IN THE ABSENCE OF AN EFFECTIVE REGISTRATION OR OTHER COMPLIANCE UNDER THE SECURITIES ACT.

Each Holder consents to the Company making a notation on its records and giving instructions to any transfer agent of the Restricted Securities in order to implement the restrictions on transfer established in this Section.

          4. NOTICE OF PROPOSED TRANSFERS. Each Holder of each certificate represented Restricted Securities, by acceptance thereof, agrees to comply in all respects with the provisions of this Section. Prior to any proposed sale, assignment, pledge, or other transfer for value of any Restricted Securities, unless there is in effect a registration statement under the Securities Act covering the proposed transfer, each Holder shall give written notice to the Company of such Holders' intention to effect such transfer, sale, assignment or pledge. Each such notice shall describe the manner and circumstances of the proposed sale, assignment, pledge, or other transfer for value in reasonable detail, which shall be accompanied, at such Holder's expense, by either (a) an unqualified written opinion of legal counsel, whose legal opinion shall be reasonably satisfactory to the Company, addressed to the Company, based on the specific terms of the proposed transaction, to the effect that the proposed transfer of the Restricted Securities may be effected without registration under the Securities Act; or (b) a "no action" letter from the SEC to the effect that the transfer of such securities without registration will not result in a recommendation by the staff of the SEC that enforcement action be taken with respect thereto; (c) an interpretive response from the SEC concluding, based on the specific terms of the proposed transaction, that such transaction may be effected without registration under the Securities Act; or (d) any other evidence reasonably satisfactory to counsel to the Company, whereupon each Holder of such Restricted Securities shall be entitled to transfer such Restricted Securities in accordance with the terms of the notice delivered by such Holder to the Company. The Company will not require such a legal opinion or "no action" or interpretive letter (x) in any transaction in compliance with Rule 144, (y) in any transaction in which a Holder that is a corporation transfers Restricted Securities solely to its majority owned subsidiaries or affiliates for no consideration, or (z) in any transaction in which a Holder that is a partnership transfers Restricted Securities solely to partners thereof for no consideration; PROVIDED that in each case each transferee agrees in writing to be subject to the terms of this Section. Each certificate evidencing the Restricted Securities transferred as above provided shall bear, except is such transfer is made pursuant to Rule 144, the appropriate restrictive legend set forth above, except that such certificate shall not bear such restrictive legend if, in the opinion of counsel for such Holder and the Company, such legend is not required in order to establish compliance with any provision of the Securities Act.

          5.    DEMAND REGISTRATION.

                (a) REQUEST FOR REGISTRATION. In case the Company shall receive from Initiating Holders a written request that the Company effect any registration, qualification or compliance with respect to the Registrable Securities, the Company will:

                         (i) promptly give written notice of the proposed registration, qualification or compliance to all other Holders; and

                         (ii) as soon as practicable, use its best efforts to effect such registration, qualification or compliance (including the execution of an undertaking to file post-effective amendments, appropriate qualification under applicable state securities laws and appropriate compliance with applicable regulations issued under the Securities Act and any other governmental requirements or regulations) as may be so requested and as would permit or facilitate the sale and distribution of all or such portion of such Registrable Securities of any Holder or Holders joining in such request as are specified in a written request received by the Company within twenty (20) days after receipt of the written notice from the Company; PROVIDED, HOWEVER, that the Company shall not be obligated to take any action to effect any such registration, qualification or compliance pursuant to this subsection:

                            (A)     That is not permitted by the SEC;

                            (B) In any particular jurisdiction in which the
                  Company would be required to execute a general consent to service of process in effecting such registration, qualification or compliance unless the Company is already subject to service in such jurisdiction and except as may be required by the Securities Act;

                            (C) Prior to the earlier of the date that is (1)
                  nine months following the last closing of the Company's initial public offering, or (2) March 31, 2001; or

                            (D) After the Company has effected two (2) such
                  registrations pursuant to this subparagraph 5, each such registration has been declared or ordered effective, and each such registration statement remained effective for at least 90 days, excluding any period during which securities could not be sold thereunder as described in Sections 9(f) and 10(b).

                (b) UNDERWRITING. In the event that a registration pursuant to
Section 5 is for a registered public offering involving an underwriting, the Company shall so advise the Holders as part of the notice given pursuant to this Section. The right of any Holder to registration pursuant to this Section shall be conditioned upon such Holder's participation in the underwriting arrangements required by this Section and the inclusion of such Holder's Registrable Securities in the underwriting, to the extent requested and provided herein.

         The Company shall (together with all Holders proposing to distribute their securities through such underwriting) enter into an underwriting agreement in customary form with the managing underwriter selected for such underwriting by a majority in interest of the Initiating Holders (which managing underwriter shall be reasonably acceptable to the Company). Notwithstanding any other provision of this Section, if the managing underwriter advises the Company in writing that marketing factors require a limitation of the number of shares to be underwritten, then the Company shall so advise all Holders of Registrable Securities and the number of shares of Registrable Securities that may be included in the registration and underwriting shall be allocated among all Holders thereof in proportion, as nearly as practicable, to the respective amounts of Registrable Securities held by such Holders at the time of filing the registration statement. No Registrable Securities excluded from the underwriting by reason of the underwriter's marketing limitation shall be included in such registration. To facilitate the allocation of shares in accordance with the above provisions, the Company or the underwriters may round the number of shares allocated to any Holder to the nearest 100 shares.

         If any Holder of Registrable Securities disapproves of the terms of the underwriting, such person may elect to withdraw therefrom by written notice to the Company, the managing underwriter, and the Initiating Holders. The Registrable Securities or other securities so withdrawn shall also be withdrawn from registration, and such Registrable Securities shall not be transferred in a public distribution prior to 90 days after the date of the final prospectus used in such public offering.

          6.    PARTICIPATORY REGISTRATION.

                (a) NOTICE OF REGISTRATION. If at any time or from time to time, the Company shall determine to register any of its securities, either for its own account or the account of a security holder other than (i) a registration relating solely to employee benefit plans, or (ii) a registration relating solely to a transaction of the type referred to in SEC Rule 145(a), the Company will:

                         (i) promptly give to each Holder written notice thereof; and

                         (ii) include in such registration (and any related qualification under state securities laws or other compliance), and in any underwriting involved therein, all the Registrable Securities specified in a written request or requests made within twenty (20) days after such written notice from the Company, but only to the extent that such inclusion is permitted by the SEC and will not diminish the number of securities included by the Company or by stockholders who have demanded such registration.

                (b) UNDERWRITING. If the registration of which the Company gives notice is for a registered public offering involving an underwriting, the Company shall so advise the Holders as a part of the written notice given pursuant to this Section. In such event, the right of any Holder to registration pursuant to this Section shall be conditioned upon such Holder's participation in such underwriting and the inclusion of such Holder's Registrable Securities in the underwriting, to the extent provided herein. All Holders proposing to distribute their securities through such underwriting shall (together with the Company and the other stockholders distributing their securities through such underwriting) enter into an underwriting agreement in customary form with the managing underwriter selected for such underwriting by the Company (or by the stockholders who have demanded such registration, as the case may be). Notwithstanding any other provision of this Section, if the managing underwriter determines that marketing factors require a limitation of the number of shares to be underwritten, the managing underwriter may limit the number of Registrable Securities to be included in the registration and underwriting, on a PRO RATA basis based on the total number of securities (including Registrable Securities) entitled to registration pursuant to registration rights granted by the Company; PROVIDED, HOWEVER, that no such reduction may reduce the number of securities being sold by the Company for its own account. To facilitate the allocation of shares in accordance with the above provisions, the

Company or the underwriters may round the number of shares allocated to any Holder or other stockholder to the nearest 100 shares.

         If any Holder or other stockholder disapproves of the terms of any such underwriting, he or she may elect to withdraw therefrom by written notice to the Company and the managing underwriter. Any securities excluded or withdrawn from such underwriting shall be withdrawn from such registration, and shall not be transferred in a public distribution prior to ninety (90) days after the date of the final prospectus in the registration statement relating thereto.

                                                        -5-

                (c) RIGHT TO TERMINATE REGISTRATION. The Company shall have the right to terminate or withdraw any registration initiated by it under this Section prior to the effectiveness of such registration, whether or not any Holder has elected to include securities in such registration.

          7. REGISTRATION ON FORM S-3.

                (a) If any Holder or Holders of Registrable Securities requests that the Company file a registration statement on Form S-3 (or any successor form to Form S-3) for a public Offering of shares of Registrable Securities, the reasonably anticipated aggregate price to the public of which, net of underwriting discounts and commissions, would exceed $500,000, and the Company is a registrant entitled to use Form S-3 to register the Registrable Securities for such an offering, the Company shall use its best efforts, to cause such Registrable Securities to be registered for the offering on such form; PROVIDED, HOWEVER, that the Company shall not be required to effect more than one registration pursuant to this Section in any consecutive twelve (12) months. The Company will (i) promptly give written notice of the proposed registration to all other Holders, and (ii) as soon as practicable, use its best efforts to effect such registration (including the execution of an undertaking to file post-effective amendments, appropriate qualification under applicable blue sky or other state securities laws and appropriate compliance with applicable regulations issued under the Securities Act and any other governmental requirements or regulations) as may be so requested and as would permit or facilitate the sale and distribution of all or such portion of the Registrable Securities as are specified in such request, together with all or such portion of the Registrable Securities of any Holder or Holders joining in such request as are specified in a written request received by the Company within twenty (20) days after receipt of written notice from the Company. The substantive provisions of Section 5(b) shall be applicable to each registration initiated under this Section.

                (b) Notwithstanding the foregoing, the Company shall not be obligated to take any action pursuant to this Section (i) not permitted by the SEC; (ii) in any particular jurisdiction in which the Company would be required to execute a general consent to service of process in effecting such registration, qualification or compliance unless the Company is already subject to service in such jurisdiction and except as may be required by the Securities Act; (iii) during the period starting with the date sixty (60) days prior to the filing of, and ending on the earlier of (x) one year after the date of filing of, or (y) a date six (6) months following the effective date of, a registration statement (other than with respect to a registration statement relating to a Rule 145 transaction, an offering solely to employees or any other registration which is not appropriate for the registration of Registrable Securities), PROVIDED that the Company is actively employing in good faith all reasonable efforts to cause such registration statement to become effective; or
          (iv) if the Company shall furnish to such Holder a certificate signed by the President of the Company stating that, in the good faith judgment of the Board of Directors, it would be seriously detrimental to the Company or its shareholders for registration statements to be filed in the near future, then the Company's obligation to use its best efforts to file a registration statement shall be deferred for a period not to exceed one hundred twenty (120) days after the receipt of the request to file such registration by such Holder or Holders, PROVIDED, HOWEVER, that the Company shall be permitted to defer a registration pursuant to this paragraph (B)(iv) only once in any twelve month period.

          8. LIMITATIONS ON SUBSEQUENT PARTICIPATORY REGISTRATION RIGHTS. The Company has not and from and after the date hereof, the Company shall not, without the consent of each Holder of at least 50% of the Registrable Securities, enter into any agreement granting any holder or prospective holder of any securities of the Company registration rights with respect to such securities unless (a) such new registration rights, including market standoff obligations, are on a PARI PASSU basis with those rights of the Holders hereunder or (b) such new registration rights, including market standoff obligations, are subordinate to the registration rights granted Holders in
Section 6 hereof.

                                                        -6-

          9. OBLIGATIONS OF THE COMPANY. Whenever required under this Agreement to effect the registration of any Registrable Securities, the Company shall proceed diligently and in good faith to:

                   (a) Prepare and file with the SEC a registration statement with respect to the resale of such Registrable Securities by the Holders and use commercially reasonable best efforts to cause such registration statement to become effective and keep such registration statement effective until the earliest of the passage of two years, until all Registrable Securities included therein have been sold by the selling Holder(s), or until the Company has received an opinion from its legal counsel that the sale of such securities is no longer required to be registered by reason of Rule 144(k) adopted under the Securities Act;

                   (b) Use commercially reasonable best efforts to prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement for a period of at least one year, excluding any period during which securities cannot be sold thereunder as described in subparagraph (f) of this Section and Section 10(b);

                   (c) Furnish to the Holders of the Registrable Securities included in such registration statement such numbers of copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents as they may reasonably request in order to facilitate the disposition of Registrable Securities owned by them;

                   (d) If the offer and sale of the Registrable Securities is not preempted from the jurisdiction of state securities laws, use commercially reasonable best efforts to register and qualify the securities covered by such registration statement under such other securities or blue sky laws of such jurisdictions as shall be reasonably requested by the Holders; PROVIDED THAT, the Company is not required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions;

                   (e) In the event of any underwritten public Offering of Registrable Securities, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriter of such Offering;

                   (f) Notify each Holder of Registrable Securities covered by such registration statement, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event that limits the Holder's ability to rely on such registration statement, including any event that results in the prospectus included in such registration statement, as then in effect, containing an untrue statement of a material fact or omitting to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing; any stop order issued by the SEC or any state securities agency; or the suspension or limitation of any state exemption on which the Company and the Holders are relying, in which case the Company shall use commercially reasonable best efforts to file an amendment to update the registration statement to the extent necessary or to take other remedial action;

                   (g) Cause all such Registrable Securities registered pursuant hereunder to be listed on each securities exchange on which similar securities issued by the Company are then listed;

                   (h) Provide a transfer agent and registrar for all Registrable Securities registered pursuant hereunder and a CUSIP number for all such Registrable Securities, in each case not later than the effective date of such registration; and

                   (i) In the event of an underwritten public offering of Registrable Securities, use commercially reasonable best efforts to furnish, if required under the terms of the underwriting agreement, on the date that such Registrable Securities are to be delivered to the underwriters for sale in connection with a registration: (1) an opinion, dated such date, of the counsel representing the Company for the purposes of such registration, in form and substance as is customarily given to underwriters in an underwritten public offering, addressed to the underwriters, if any, and to the Holders requesting registration of Registrable Securities and (2) a letter dated such date, from the independent certified public accountants of the Company, in form and substance as is customarily given by independent certified public accountants of the Company, in form and substance as is customarily given in independent certified public accountants to underwriters in an underwritten public offering, addressed to the underwriters, if any, and to the Holders requesting registration of Registrable Securities.

         10. COOPERATION BY THE HOLDERS.

                (a) Each Holder shall furnish to the Company in writing such information and affidavits as the Company may reasonably require from each Holder in connection with any registration, qualification, or compliance with respect to such Registrable Securities. It shall be a condition precedent to the obligations of the Company to take any action pursuant to this Agreement with respect to the Registrable Securities of any selling Holder that such Holder shall furnish to the Company such information regarding the Holder, the Registrable Securities and other securities in the Company held, and the intended method of disposition of such securities as shall be required to effect the registration of such Holder's Registrable Securities.

                (b) Each Holder, upon receipt of any notice from the Company of the happening of any event of the kind described in paragraph (f) of
         Section 9, will forthwith discontinue disposition of the Registrable Securities until such Holder's receipt of the copies of the supplemented or amended prospectus contemplated by paragraph (f) of
         Section 9 or until it is advised in writing by the Company that the use of such prospectus may be resumed and has received copies of any additional or supplemental filings that are incorporated by reference in such prospectus, and if so directed by the Company, each Holder will, or will request the managing underwriter or underwriters, if any, to deliver to the Company all copies, other than permanent file copies then in such Holder's possession, of the prospectus covering such Registrable Securities current at the time of receipt of such notice.

                (c) At the end of any periods during which the Company is obligated to keep any registration statement current and effective as provided herein, such Holder shall discontinue sales of securities pursuant to such registration statement upon receipt of notice from the Company of its intention to remove from registration the securities covered by such registration statement which remain unsold, and such Holder shall notify the Company of the number of securities registered which remain unsold promptly after receipt of such notice from the Company.

                (d) Each Holder acknowledges that the registration of the sale of the Registrable Securities or the availability of an exemption from registration in certain states may impose certain limitations and conditions on the manner and nature of such sales. The Company shall advise each Holder in writing of such registration or exemption and the related limitations and conditions from time to time. Each Holder shall be solely responsible for such Holder's own compliance with such limitations and conditions.

         11. EXPENSES OF REGISTRATION. All Registration Expenses incurred in connection with any registration pursuant to Sections 5, 6 and 7 shall be borne by the Company. All Selling Expenses in any such registration shall be borne by the Holders of Registrable Securities PRO RATA on the basis of the number of shares to be registered.

         12. DELAY OF REGISTRATION. No Holder shall have any right to obtain or seek an injunction restraining or otherwise delaying any such registration as the result of any controversy that might arise with respect to the interpretation or implementation of this Agreement.

         13. INDEMNIFICATION. In the event any Registrable Securities are included in a registration statement:

                (a) To the extent permitted by law, the Company will indemnify and hold harmless each Holder whose Registrable Securities are included in a registration statement, any underwriter (as defined in the Securities Act) for such Holder, and each person, if any, who controls such Holder or underwriter within the meaning of the Securities Act or the Exchange Act, against any losses, claims, damages, or liabilities to which they may become subject under the Securities Act, insofar as such losses, claims, damages, or liabilities arise out of or are based upon any of the following statements, omissions or violations (collectively, a "Violation"): (i) any untrue statement or alleged untrue statement of a material fact contained in such registration statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto, (ii) the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading, or (iii) any violation or alleged violation by the Company of the Securities Act or any rule or regulation promulgated under the Securities Act; and the Company will pay to each such Holder, underwriter or controlling person, any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability, or action; PROVIDED, HOWEVER, that the indemnity agreement shall not apply to amounts paid in settlement of any such loss, claim, damage, liability, or action if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld), nor shall the Company be liable in any such case for any such loss, claim, damage, liability, or action to the extent that it arises out of or is based upon a Violation which occurs in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by any such Holder, underwriter, or controlling person.

                (b) To the extent permitted by law, each selling Holder whose Registrable Securities are included in a registration statement will indemnify and hold harmless the Company, each of its directors, each of its officers who has signed the registration statement, each person, if any, who controls the Company within the meaning of the

         Securities Act, any underwriter, any other Holder selling securities in such registration statement and any controlling person of any such underwriter or other Holder, against any losses, claims, damages, or liabilities to which any of the foregoing persons may become subject under the Securities Act or the Exchange Act, insofar as such losses, claims, damages, or liabilities (or actions in respect thereto) arise out of or are based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished by such Holder expressly for use in connection with such registration; and each such Holder will pay any legal or other expenses reasonably incurred by any person intended to be indemnified in connection with investigating or defending any such loss, claim, damage, liability, or action; PROVIDED, HOWEVER, that the indemnity agreement shall not apply to amounts paid in settlement of any such loss, claim, damage, liability, or action if such settlement is effected without the consent of each Holder, which consent shall not be unreasonably withheld. Notwithstanding the foregoing provision, each Holder's indemnification obligation under this subparagraph shall not exceed the amount received by such Holder on the sale of securities pursuant to the registration statement.

                (c) Promptly after receipt by an indemnified party of notice of the commencement of any action (including any governmental action), such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this paragraph, deliver to the indemnifying party a written notice of the commencement thereof, and the indemnifying party shall have the right to participate in, and to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with counsel mutually satisfactory to the parties; PROVIDED, HOWEVER, that an indemnified party (together with all other indemnified parties which may be represented without conflict by one counsel) shall have the right to retain one separate counsel, with the fees and expenses to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such proceeding. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action, if prejudicial to its ability to defend such action, shall relieve such indemnifying party of any liability to the indemnified party under this paragraph, but the omission so to deliver written notice to the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this paragraph.

                (d) If the indemnification provided for in this Section is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any loss, liability, claim, damage, or expense referred to therein, then the indemnifying party, in lieu to indemnifying such indemnified party hereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such loss, liability, claim, damage, or expense in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other in connection with the statements or omissions that resulted in such loss, liability, claim, damage, or expense as well as any other relevant equitable considerations. The relative fault of the indemnifying party and of the indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties' relating intent, knowledge, access to information, and opportunity to correct or prevent such statement or omission. Notwithstanding the foregoing provision, the contribution obligation of each Holder shall not exceed the amount received by that Holder from the sale of securities pursuant to the registration statement.

                (e) Notwithstanding the foregoing, to the extent that the provisions on indemnification and contribution contained in the underwriting agreement entered into in connection with an underwritten public officer are in conflict with the foregoing provisions, the provisions in the underwriting agreement shall control.

                (f) The obligations of the Company and Holders under this paragraph shall survive the completion of any offering of Registrable Securities pursuant to a registration statement.

         14. CURRENT PUBLIC INFORMATION. With a view to making available the benefits of certain rules and regulations of the SEC which may at any time permit the sale of the Restricted Securities to the public without registration, after such time as the Shares have been held, either separately or in the aggregate, to the extent tacking of holding period is permitted under the Securities Act, to satisfy the requirements of paragraph (d) or Rule 144 through the date after which the Restricted Securities can be resold without restriction and without complying with Rule 144 pursuant to the provisions of paragraph (k) of Rule 144 or any successor rule, the Company agrees to use its best efforts to:

                (a) Make and keep public information available, as those terms are understood and defined in Rule 144 under the Securities Act, at all times after the effective date that the Company becomes subject to the reporting requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act");

                (b) File with the SEC in a timely manner all reports and other documents required of the Company under the Exchange Act (at any time after it has become subject to such reporting requirements); and

                (c) Furnish to the Holders forthwith upon request a written statement by the Company as to its compliance with the reporting requirements of said Rule 144 (at any time after 90 days after the effective date of the first registration statement filed by the Company for an offering of its securities to the general public) and of the Exchange Act (at any time after it has become subject to such reporting requirements), a copy of the most recent annual or quarterly report of the Company, and such other reports and documents of the Company as an Investor may reasonably request in availing itself of any rule or regulation of the SEC allowing an Investor to sell any such securities without registration.

         15. TRANSFER OF REGISTRATION RIGHTS. The rights and all related obligations under this Agreement shall automatically be transferred to and binding on any transferee or assignee of the Registrable Securities; PROVIDED
THAT: (a) the Company is, within a reasonable time after such transfer, furnished with written notice of the name and address of such transferee or assignee and the securities with respect to which such registration rights are being assigned; (b) such transferee or assignee agrees in writing to be bound by and subject to the terms and conditions of this Agreement; (c) the transfer or assignment is in compliance with the Securities Act and applicable state securities laws or an exemption from the registration requirements of the Securities Act and applicable state securities laws; and (d) such assignment shall be effective only if immediately following such transfer the further disposition of such securities by the transferee or assignee is restricted under the Securities Act.

         16. "MARKET STAND-OFF" AGREEMENT. In order to facilitate the possibility of future public offerings of Common Stock, the Holder and any subsequent Holder agree that the shares of Common Stock included in the Registrable Securities will not be resold during a period commencing fifteen
(15) days preceding the effective date of a registration statement under the Securities Act for a public offering for cash by the Company of its Common Stock or securities convertible into or exercisable or exchangeable for its Common Stock and continuing until the earlier of abandonment of the proposed public offering or ninety (90) days following the date of the last closing in the public offering period. Holders of such securities shall cooperate with the Company in providing reasonable written assurances respecting the foregoing to the underwriter of any such public offering. During the above restricted period, Holders shall not directly or indirectly sell, offer to sell, contract to sell (including any short sale), grant any option to purchase or otherwise transfer or dispose of (other than to donees who agree to be similarly bound) shares of Common Stock included in the Registrable Securities at any time during such period except securities included in such registration. In order to enforce the foregoing covenant, the Company may impose stop-transfer instructions with respect to such shares of Common Stock held by each Holder, which shall be binding on any assignee or successor of such Holder (and the shares or securities of every other person subject to the foregoing restriction), until the end of such restricted period.

         17.    MISCELLANEOUS.

                (a) Other Holders of Preferred Stock or Registrable Securities may become parties to this Agreement by the execution of the Joinder attached hereto as Exhibit A and the delivery thereof by such Holder to the Company and other Holders. From and after such execution and delivery, any person becoming a party hereto shall be deemed to be a "Holder." To the extent that any shares of Preferred Stock or Registrable Securities are issued to a person or entity that subscribes to purchase Preferred Stock on terms substantially identical to those set forth in the Agreement, the Holders consent to the admission of any such new Holder.

                (b) Except as otherwise provided herein, the terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties (including permitted transferees of any shares of Registrable Securities). Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

                (c) This Agreement shall be governed by and construed under the laws of the State of Utah.

                (d) This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

                (f) The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

                (g) This Agreement may be executed in one or more counterparts of like tenor, each of which shall be deemed an original, and all of which taken together shall be considered a single instrument.

                (h) Unless otherwise provided, any notice required or permitted under this Agreement shall be given in writing and shall be deemed effectively given if delivered personally or by facsimile transmission (if receipt is confirmed by the facsimile operator of the recipient), or delivered by overnight courier service or mailed by registered or certified mail (return receipt requested), postage prepaid, to the parties at the address indicated for such party on the signature page hereof. For the purposes of any notice required to be given to Holders, the Company can rely on the address for the registered holder of the securities in question as reflected on its stock transfer records, and such notice shall be deemed adequate notice to the original or any subsequent Holder. Any notice hereunder delivered in person or by facsimile (if receipt is confirmed by the facsimile operator of the recipient) shall be deemed given on the date hereof; any notice by registered or certified mail shall be deemed given three days after the date of mailing; and any notice by overnight courier shall be deemed given two days after shipment or the date of receipt, whichever is earlier, PROVIDED that notices of a change of address shall be effectively only upon receipt thereof.

                (i) If any action at law or in equity is necessary to enforce or interpret the terms of this Agreement, the prevailing party shall be entitled to reasonable attorneys' fees, costs and necessary disbursements in addition to any other relief to which such party may be entitled.

                (j) The parties hereby specifically acknowledge that monetary damages for breach of this Agreement may be difficult to determine and/or inadequate to compensate the parties for such breach and hereby agree that, in the event of any breach, the parties, in addition to any other remedies they may have under the terms of this Agreement or at law, shall have the right to bring an action in equity for an injunction against the breach or threatened breach or seeking specific performance of the obligations of the other party under the terms of this Agreement.

                (k) Any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and the Holders of at least two-thirds of the Registrable Securities then outstanding. Any amendment or waiver effected in accordance with this paragraph shall be binding upon each Holder of any Registrable Securities then outstanding, each future holder of all such Registrable Securities, and the Company.

                (l) If one or more provisions of this Agreement are held to be unenforceable under applicable law, such provision shall be excluded from this Agreement, and the balance of the Agreement shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms.

                (m) All shares of Registrable Securities held or acquired by affiliated entities or persons shall be aggregated together for the purpose of determining the availability of any rights under this Agreement.

                (n) This Agreement constitutes the full and entire understanding and agreement between the parties with regard to the subject matter hereof.

         IN WITNESS WHEREOF, the parties have executed this Agreement this 30th day of September, 1999.

                                               ROOMSYSTEMS, INC.


                                     By:       /s/ Steven L. Sunyich, CEO
                                               ---------------------------
                                               Duly authorized officer

                          REGISTRATION RIGHTS AGREEMENT
                           COUNTERPART SIGNATURE PAGE

         IN WITNESS WHEREOF, the undersigned Holder has caused this Registration Rights Agreement to be executed to be effective as of the date of the Agreement.

                                ASH CAPITAL, LLC
                          By PROVIDENCE MANAGEMENT, LLC


                                     By:   /s/ James C. Savas
                                           -----------------------
                                     Manager

                                     Printed Name: James C. Savas
                                                   ---------------------------

                                                   1400 South Foothill Drive,
                                     Address:      Suite B25
                                                   ---------------------------
                                                   Salt Lake City, Utah 84108
                                                   ---------------------------

                          REGISTRATION RIGHTS AGREEMENT
                           COUNTERPART SIGNATURE PAGE

         IN WITNESS WHEREOF, the undersigned Holder has caused this Registration Rights Agreement to be executed to be effective as of the date of the Agreement.

                              SKM INVESTMENTS, LLC
                          By PROVIDENCE MANAGEMENT, LLC


                                     By: /s/ James C. Savas
                                         ----------------------------
                                     Manager

                                     Printed Name: James C. Savas
                                                   -----------------------------

                                                   1400 South Foothill Drive,
                                     Address:      Suite B25
                                                   -----------------------------
                                                   Salt Lake City, Utah 84108
                                                   -----------------------------

                          REGISTRATION RIGHTS AGREEMENT
                           COUNTERPART SIGNATURE PAGE

         IN WITNESS WHEREOF, the undersigned Holder has caused this Registration Rights Agreement to be executed to be effective as of the date of the Agreement.

                              C&W/RSI PARTNERS, LLC


                                     By: /s/ Gregg T. Christensen
                                         ---------------------------------------
                                     Manager

                                     Printed Name:  Gregg T. Christensen
                                                   -----------------------------

                                                    1245 E. Brickyard Road,
                                     Address:       No. 350
                                              ----------------------------------
                                                    Salt Lake City, Utah 84106
                                              ----------------------------------

                          REGISTRATION RIGHTS AGREEMENT
                           COUNTERPART SIGNATURE PAGE

         IN WITNESS WHEREOF, the undersigned Holder has caused this Registration Rights Agreement to be executed to be effective as of the date of the Agreement.

                                   THUNDER MOUNTAIN PROPERTIES, LC


                                   By:  /s/ McKay S. Matthews
                                       ----------------------------------------
                                       Manager

                                       Printed Name:  McKay S. Matthews
                                                      -------------------------

                                                891 E. 280 N.,
                                     Address:   Orem, Utah 84097
                                                -------------------------------

                                   JOINDER IN
                          REGISTRATION RIGHTS AGREEMENT

         THIS JOINDER IN REGISTRATION RIGHTS AGREEMENT (this "Joinder") is made and entered into effective _____________, ____, among ROOMSYSTEMS, INC., a Nevada corporation (the "Company"), the Holders (as defined in the Registration Rights Agreement), and _____________ ("New Holder") who has purchased shares of Preferred Stock.

                                    PREMISES:

          A. New Holder has, contemporaneously with the execution of this Joinder, acquired, of record and beneficially, ______ shares (the "Shares") of 6% Series B Convertible Preferred Stock ("Preferred Stock") of the Company.

          B. The Company and certain Holders of the Preferred Stock are parties to a Registration Rights Agreement (herein so called) dated August ___, 1999, under which the Company has granted to Holders certain registration rights with respect to the resale of their Registrable Securities (as defined in the Registration Rights Agreement).

          C. New Holder desires to become a party to the Registration Rights Agreement.

                                   AGREEMENT:

         NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein and for other valuable consideration, receipt of which is hereby acknowledged, it is hereby agreed among the parties hereto as follows:

         1. Pursuant to Section 17(a) of the Registration Rights Agreement, New Holder hereby subjects the Shares to the Registration Rights Agreement and consents and agrees to be bound by the Registration Rights Agreement as a Holder under the Registration Rights Agreement for all purposes.

         2. New Holder hereby joins in and agrees to be bound by all of terms and conditions of the Registration Rights Agreement as if an original signature thereto.

         3. New Holder hereby specifies the address set forth beneath New Holder's signature below as the address at which any notice is to be given to such New Holder pursuant to Section 17(h) of the Registration Rights Agreement (subject to the right of New Holder to specify a different address).

         IN WITNESS WHEREOF, the parties hereto have executed this Joinder in Registration Rights Agreement as of the date first above written.

                                   NEW HOLDER:

                                  Address:     --------------------------------
                                               --------------------------------


                                  ROOMSYSTEMS, INC.


                                  By:
                                     ------------------------------------------
                                                                    , President